SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ x ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[    ]   Preliminary Proxy Statement      [    ]   Confidential, for Use of the
                                               Commission Only (as permitted by
                                                              Rule 14a-6(e)(2))
[ x ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                DST Systems, Inc.
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ]    No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:
               ...............................................................
         2)    Aggregate number of securities to which transaction applies:
               ...............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ................................................................
         4)    Proposed maximum aggregate value of transaction:
               ................................................................
         5)    Total fee paid:
               ................................................................

[    ]   Fee paid previously with preliminary materials.
[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously paid:
               ...................................................
         2)    Form, Schedule or Registration No.:
               ...................................................
         3)    Filing Party:
               ...................................................
         4)    Date Filed:
               ...................................................

[DST Logo]
333 West 11th Street
Kansas City, Missouri 64105







                                DST SYSTEMS, INC.

                           NOTICE AND PROXY STATEMENT


                                       for


                       The Annual Meeting of Stockholders


                              Tuesday, May 13, 1997



                             YOUR VOTE IS IMPORTANT!





                Please mark, date and sign the enclosed Proxy or
                   Instruction Card and promptly return it in
                             the enclosed envelope.







Mailing of this Notice and Proxy Statement, and the accompanying Proxy or Instruction Card and 1996 Annual Report, commenced on or about March 31, 1997.

                                DST Systems, Inc.

                              333 West 11th Street
                           Kansas City, Missouri 64105

                                 Proxy Statement
                                       and
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 13, 1997

     You are hereby notified of and cordially invited to attend the Annual Meeting of the Stockholders of DST Systems, Inc., a Delaware corporation ("DST"), to be held at the Downtown Marriott Hotel, 200 West 12th Street, Kansas City, Missouri, at 10:30 a.m., Central Daylight Time, on Tuesday, May 13, 1997, to consider and vote upon the following matters:

1.  Election of two Directors;

2. Approval of the First Amendment to the DST Systems, Inc. 1995 Stock Option and Performance Award Plan in accordance with Section 162(m)of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

3. Ratification of the Board of Directors' selection of Price Waterhouse LLP to serve as DST's independent accountants; and

4. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has set the close of business on March 17, 1997 as the record date for determining which stockholders are entitled to notice of and to vote at this meeting or any adjournment thereof.

     It is important that your shares be represented at the meeting. A Proxy Card is enclosed for those of you who hold shares directly. An Instruction Card is enclosed for those of you who hold shares through The Employee Stock Ownership Plan. Please date the card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States.

     If you have voted on a Proxy Card, you may revoke your proxy and vote your shares in accordance with the procedures described in the attached Proxy Statement.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to participate in the Annual Meeting of Stockholders should contact DST's Corporate Secretary at the above address, (816) 435-8627. To provide DST sufficient time to arrange for reasonable assistance, please submit all such requests by May 1, 1997.

                       By Order of the Board of Directors,
                       /s/ Robert C. Canfield
                       Robert C. Canfield
                       Senior Vice President, General Counsel
                       and Secretary

The date of this Notice is March 31, 1997.

                                DST Systems, Inc.

                              333 West 11th Street
                           Kansas City, Missouri 64105


                                 Proxy Statement

                                    Contents

                                                                          Page

Voting.......................................................................1

Principal Stockholders and
Stockholdings of Management..................................................4

Proposal 1 - Election of Two Directors.......................................7

The Board of Directors.......................................................8

Executive Compensation......................................................10

Proposal 2 - Approval of the First Amendment
to the DST Systems, Inc. 1995 Stock Option
and Performance Award Plan..................................................20

Proposal 3 - Ratification of the Board of Directors'
Selection of Independent Accountants........................................28

Other Matters...............................................................28

Appendix A..................................................................31

                                 PROXY STATEMENT

     This statement is being mailed on or about March 31, 1997, to all stockholders of record at the close of business on March 17, 1997, the record date ("Record Date") for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders of DST Systems, Inc. ("DST") to be held at 10:30 a.m. Central Daylight Time, on Tuesday, May 13, 1997, at the Downtown Marriott Hotel, 200 West 12th Street, Kansas City, Missouri ("Annual Meeting"). This statement is furnished in connection with the solicitation by the Board of Directors of DST ("DST Board") of your proxy or instructions to vote on the proposals to be considered at the Annual Meeting and is accompanied by both the Annual Report to stockholders of DST for the year ended December 31, 1996, containing certain financial information, and by a Proxy Card or an Instruction Card.

                                     VOTING

     Proposals. At the Annual Meeting, the DST Board intends to present the following matters to the stockholders for their consideration and vote: (i) the election of two directors; (ii) the approval of the First Amendment (the "First Amendment") to the DST Systems, Inc. 1995 Stock Option and Performance Award Plan ("Stock Option Plan" or the "Plan") in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"); and (iii) the ratification of the DST Board's selection of Price Waterhouse LLP to serve as DST's independent accountants for 1997. The DST Board knows of no other matters that will be presented or voted on at the Annual Meeting. Stockholders do not have any dissenters' rights of appraisal in connection with any of these matters.

     General Voting Rules. Only the holders of record of DST's common stock, par value $0.01 per share (the "DST Common Stock"), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The DST Common Stock is DST's only class of voting securities outstanding. On the Record Date, DST had outstanding 49,454,000 shares of DST Common Stock.

     The Amended and Restated By-laws of DST (the "By-laws") entitle each stockholder to cast one vote for each share of DST Common Stock held by such stockholder on the Record Date on all matters to be voted on at the Annual Meeting other than the election of directors.

     Stockholders may vote cumulatively for directors. In other words, the By-laws entitle each stockholder to cast a number of votes equal to the number of shares of DST Common Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute them between the nominees as the stockholder chooses.

     In order for any of the proposals considered at the Annual Meeting to be approved by DST's stockholders, the holders of a majority of the shares of DST Common Stock entitled to vote must constitute a quorum by being present at the meeting, either in person or through a proxy, regardless of whether such stockholders vote their shares. With respect to proposals other than the election of directors, a majority of the shares voted must be for approval. The directors must be elected by a plurality of the shares voted.

     Tabulation of Votes. The DST Board has appointed three inspectors to certify the votes. The percentage of shares that have been affirmatively voted for a proposal other than the election of directors is determined by dividing the affirmative votes by the total of the number of shares voted for the proposal, the number of shares voted against the proposal, and the number of shares abstained from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. In other words, abstaining on such proposals will have the effect of a vote against a proposal. The plurality of the votes for the directors is determined by totaling the affirmatively voted shares. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     How Stockholders Vote.

     Whether a stockholder holds DST Common Stock in the stockholder's own name, through allocations to the stockholder's account under The Employee Stock Ownership Plan for the benefit of DST employees (the "ESOP"), or through a broker affects how the stockholder may vote.

     DST Common Stock Held In Stockholder's Name. Stockholders who hold DST Common Stock in their own names may only vote their shares of DST Common Stock if they or their proxy are present at the Annual Meeting. The Proxy Committee will vote all shares of DST Common Stock represented at the Annual Meeting by proxies solicited through this Proxy Statement in accordance with the specifications the stockholder has made on the Proxy Card. The Proxy Committee consists of officers of DST whose names are listed on the Proxy Card. A stockholder wishing to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the designated proxies on the Proxy Card and inserting the full name of such person or persons (but no more than two). In that case, the stockholder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

     If a properly executed and unrevoked proxy solicited hereunder does not specify how the shares of DST Common Stock represented thereby are to be voted, the Proxy Committee intends to vote such shares FOR the election as directors of the persons nominated by the DST Board ("Board Nominees"), FOR approval of the First Amendment to the Stock Option Plan, FOR the ratification of the DST Board's selection of Price Waterhouse LLP to serve as DST's independent accountants for 1997, and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting. This Proxy Statement solicits and the Proxy Card grants discretionary authority to the Proxy Committee to vote cumulatively for directors. The Proxy Committee reserves the right to vote proxies for the election of less than all of the Board Nominees, but the Proxy Committee does not intend to do so unless other persons are properly nominated and such a vote appears necessary to assure the election of the maximum number of Board Nominees.

     A stockholder may revoke a proxy with a later-dated, properly executed proxy or other writing delivered to the Corporate Secretary of DST at any time before the Proxy Committee votes at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a properly executed proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

     DST Common Stock Allocated Under the ESOP. Individuals for whom shares of DST Common Stock are allocated in the ESOP may on the Instruction Card instruct the ESOP trustee how to vote their shares. The ESOP trustee must also vote the shares for which it received no instructions and any shares not allocated to the accounts of participants in the same proportion as those shares for which it received instructions. The ESOP trustee may vote shares allocated to the accounts of the ESOP participants either in person or through a proxy. ESOP participants may not vote the shares allocated to their accounts in person, and they may revoke their instructions to the ESOP trustee only by contacting the trustee prior to the time the trustee casts the ESOP vote, and by complying with the trustee's procedures for revoking the instruction.

     DST Common Stock Held Through a Broker. DST Common Stock is listed for trading on the New York Stock Exchange ("NYSE"). NYSE rules require member stock brokers who hold shares of DST Common Stock in the broker's name for customers to solicit directions from their beneficial owners on how to vote such shares and to vote such shares in accordance with instructions. A broker's customers may revoke such instructions by contacting their broker and following the broker's procedures for revoking the instructions. Whether member brokers may also vote such shares when they have not received such directions depends on the proposal. The staff of the NYSE, prior to the Annual Meeting, informs the member brokers of those proposals on which the brokers are entitled to vote the shares for which they have not received directions.

     When a broker does not vote shares for which it has not received directions on a proposal, it is referred to as a "broker non-vote." (Customer directed abstentions are directions to the broker and therefore do not cause broker non-votes.) Broker non-votes generally would not affect the determination of whether a quorum is present at the Annual Meeting because typically some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares held in the broker's name are considered present at the Annual Meeting. A broker non-vote will have the same effect as a vote against any proposal other than the election of directors, on which it will have no effect.

             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The following table sets forth information as of the Record Date concerning the beneficial ownership of DST's Common Stock by: (i) beneficial owners of more than five percent of the outstanding DST Common Stock that have publicly filed a report acknowledging such ownership; (ii) the directors and certain executive officers of DST; and (iii) all DST's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the holders have sole voting and dispositive power. No officer or director of DST owns any equity securities of any subsidiary of DST.


                                                    Shares of
                                                     Common          Percent
Name and Address                                     Stock<F1>      of Class<F2>

Kansas City Southern Industries, Inc.<F3>          20,224,026<F4>       40.9%

UMB Bank, N.A. ("UMB"),                            3,773,383<F6>         7.6%
as trustee of the ESOP and
other fiduciary accounts<F5>

FMR Corp., Edward C. Johnson III,                  3,574,190<F8>         7.2%
Abigail P. Johnson, Fidelity
Management & Research Company,
Fidelity Management Trust Company<F7>

Massachusetts Financial                            2,782,830<F10>        5.6%
Services Company<F9>

A. Edward Allinson                                    13,000<F11>           *
Director

Robert C. Canfield                                    54,543<F12>           *
Senior Vice President,
General Counsel and Secretary

Michael G. Fitt                                       11,000<F11>           *
Director

James P. Horan                                        63,195<F13>           *
Chief Information Officer

Thomas A. McCullough                                 147,823<F14>           *
Executive Vice President, Director

Thomas A. McDonnell                                  310,216<F15>           *
President and Chief
Executive Officer, Director

(Footnotes are on the following two pages).


                                                    Shares of
                                                     Common         Percent
Name and Address                                     Stock<F1>      of Class<F2>

William C. Nelson                                      8,100<F11>           *
Director

Charles W. Schellhorn                                100,832<F17>           *
President, Output Technologies<F16>

M. Jeannine Strandjord                                 9,000<F11>           *
Director

All Executive Officers and Directors               1,035,478<F18>         2.1%
as a Group (16 Persons)

----------------

*Less than one percent of the outstanding DST Common Stock.

<F1>  Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended
   (the "Exchange Act"), share amounts shown for DST's officers and directors include shares that they may acquire upon the exercise of options that are exercisable at the Record Date or will become exercisable within 60 days of such date and shares allocated to the accounts of such persons under the ESOP. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.

<F2>  The percentage ownership is based on the number of shares outstanding as of the Record Date.

<F3>  The address of Kansas City Southern Industries, Inc. is 114 West 11th
   Street, Kansas City, Missouri 64105.

<F4>  The number of shares is based upon information reported in a Form 4 dated
   February 4, 1997.

<F5>  The address for UMB and the ESOP is 1010 Grand, Kansas City,
   Missouri 64106.

<F6>  The number of shares is based on 3,923,383 shares of DST Common Stock held as of December 31,1996 reported in Amendment 1 to Schedule 13G, dated February 13, 1997 (the "Schedule"), jointly filed by UMB, the ESOP, and UMB Financial Corporation ("UMBFC"), which is the parent of and located at the same address as UMB. The number of shares of DST Common Stock shown in the Schedule has been reduced in the above table by the number of shares of DST Common Stock the ESOP has sold since December 31, 1996. Shares held by UMB as trustee of the ESOP include shares allocated to the accounts of ESOP participants. Voting and dispositive power over such allocated shares are vested in the ESOP participants (they have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase). The ESOP requires the trustee to vote any unallocated shares in the same proportion as the allocated shares. UMB and the ESOP disclaimed in the Schedule beneficial ownership of the shares allocated to participants' accounts. The 3,923,383 shares reported in the Schedule did not include 420,695 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power. UMBFC is prohibited by law from directing the voting or disposition of the shares and therefore disclaims beneficial ownership of the shares shown in the Schedule.

<F7>  The  address  of FMR Corp.,  Fidelity  Management  &  Research  Company
   ("Fidelity") and Fidelity Management Trust Company ("Fidelity Trust") is 83 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson III is Chairman of and Abigail P. Johnson is a director of FMR Corp. Fidelity and Fidelity Trust are wholly owned subsidiaries of FMR Corp.

<F8>  The number of shares is based upon  information in a Schedule 13G dated
   February 14, 1997. The Schedule 13G states that Fidelity beneficially owns 3,046,300 shares and Fidelity Trust beneficially owns 527,890 shares of DST Common Stock.

<F9>  The address of Massachusetts Financial Services Company is 500 Boylston
   Street, Boston, Massachusetts 02116.

<F10> The number of shares is based upon information in a Schedule 13G dated
   February 12, 1997.

<F11> Includes 8,000 shares that may be acquired through option exercises.

<F12> Includes 43,400 shares that may be acquired through option exercises and
   6,143 shares allocated to his account in the ESOP.

<F13> Includes 43,400 shares that may be acquired through option exercises and 14,195 shares allocated to his
   account in the ESOP.

<F14> Includes 1,000 shares held by members of his immediate family,  122,500 shares that may be acquired through option exercises and 19,323 shares allocated to his account in the ESOP.

<F15> Includes 280,000 shares that may be acquired through option exercises and 20,216 shares allocated to his account in the ESOP.

<F16> Output Technologies, Inc. is a wholly owned subsidiary of DST.

<F17> Includes 77,000 shares that may be acquired through option exercises and
   13,822 shares allocated to his account in the ESOP.

<F18> Includes 820,900 shares which may be acquired through option exercises and 153,853 shares allocated to the accounts of Executive Officers in the ESOP.


                     PROPOSAL 1 - ELECTION OF TWO DIRECTORS

     The By-laws classify the DST Board into three classes and stagger the terms of each class to expire in different years. The term of office of one class of directors expires each year in rotation so that one class is up for election at each annual meeting of stockholders for a full three-year term. The terms of two of the present directors are expiring at this Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2000 or until their successors are elected and qualified. DST expects that the other directors will continue in office for the remainder of their terms. DST's Certificate of Incorporation and By-laws do not set forth any eligibility criteria for a person to serve as a director.

     The Board Nominees are currently directors of DST, have indicated that they are willing and able to serve as directors if elected and have consented to being named as nominees in this Proxy Statement. If any Board Nominee should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Nominating Committee of the DST Board or, alternatively, the DST Board may reduce the number of directors to be elected at the meeting.

     Nominees for Director to Serve Until the Annual Meeting of Stockholders in 2000.

     Thomas A. McCullough, age 54, has been a director of DST since 1990. He has served as Executive Vice President of DST since April 1987. His responsibilities include full-service mutual fund processing, remote mutual fund client servicing, information systems, portfolio accounting, securities transfer and product sales and marketing.

     William C. Nelson, age 59, has been a director of DST since January 1996. He is Chairman of the Board and Chief Executive Officer of NationsBank, N.A. (Mid-West), which was previously Boatmen's First National Bank of Kansas City ("Boatmen's"). Mr. Nelson had served Boatmen's since February 1990 as Chairman of the Board, since May 1989 as Chief Executive Officer, and since June 1988 as President. He is a director of Casino's, Inc.


                  YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE
                      ELECTION OF NOMINEES OF THE DST BOARD

                             THE BOARD OF DIRECTORS

     Information About Present Directors.

     In addition to the two nominees proposed to continue to serve on the DST Board, the following individuals are also on the DST Board, for a term ending on the date of the annual meeting of stockholders in the year indicated.

     Directors Serving Until the Annual Meeting of Stockholders in 1998.

     A. Edward Allinson, age 62, served as a director of DST from 1977 to November 1990 and from September 1995 to present. He has been Executive Vice President of State Street Bank and Trust Company since March 1990. He has served since February 1990 as Chairman of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS"), a joint venture between State Street Boston Corporation ("State Street") and DST, and he was Chief Executive Officer of BFDS from March 1990 to August 1992. He is also a director of Kansas City Southern Industries, Inc. ("KCSI").

     Michael G. Fitt, age 65, has served as a director of DST since September 1995. He was Chairman of Employers Reinsurance Corporation from 1980 through 1992, its President from 1979 through October 1991, its Chief Executive Officer from 1980 through 1992, and is now retired. Employers Reinsurance Corporation is a subsidiary of General Electric Capital Services, Inc. He is also a director of NAC RE Corp. and KCSI and an advisory director of NationsBank, N.A. (Mid-West).

     Directors Serving Until the Annual Meeting of Stockholders in 1999.

     Thomas A. McDonnell, age 51, has served as a director of DST since 1971; he has served as Chief Executive Officer of DST since October 1984; as President of DST since January 1973 (except for a 30 month period from October 1984 to April 1987); as Treasurer of DST from February 1973 to September 1995; and as Vice Chairman of the Board from June 1984 to September 1995. He served as Executive Vice President of KCSI from February 1987 until October 1995 and as a director of KCSI from 1983 until October 1995. He is a director of BHA Group, Inc., Cerner Corporation, Computer Sciences Corporation, Euronet Services, Inc., Informix Software, Inc., Janus Capital Corporation, and Nellcor-Puritan-Bennett Corporation.

     M. Jeannine Strandjord, age 51, has served as a director of DST since January 1996. She has served as Senior Vice President and Treasurer for Sprint Corporation ("Sprint") since January 1990, is responsible for Treasury Operations for all Sprint subsidiaries and for Sprint's Pension and Savings Trust Management, and is in charge of Risk Management and Loss Prevention and of Real Estate and Facilities for Sprint. She also serves on the Finance Committee for Sprint Spectrum L.P. She joined Sprint in 1985 as Vice President of Finance and Distribution at AmericSource, Inc., a Sprint subsidiary. She is also a director of six registered investment companies that are advised by American Century Investments (previously Twentieth Century Mutual Funds).

     Certain Transactions.* Thomas A. McDonnell holds limited partnership interests for himself or members of his immediate family in certain partnerships of which a DST subsidiary, National Realty Partners, Inc. ("NRP"), is the general partner. During 1996, such partnerships paid management fees of $10,000 to NRP. At December 31, 1996, one of the limited partnerships was indebted to NRP and DST Realty, Inc., another DST subsidiary, in the amount of $1,211,660. During 1996, with respect to that indebtedness, NRP received $72,000, including $52,699 of interest, and DST Realty, Inc. accrued $27,156 of interest.

*Also see the transactions described under the heading "Compensation Committee
 Interlocks and Insider Participation."


     Board of Directors' Meetings and Committees.

     Meetings. The DST Board met or took action by unanimous consent nine times in 1996, and all directors attended all meetings of the DST Board during 1996. The DST Board has established two standing committees: the DST Audit Committee and the DST Compensation Committee. During 1996, the DST Audit Committee and the DST Compensation Committee each held five meetings, and all committee members attended all of the meetings.

     DST Audit Committee. The DST Audit Committee's primary responsibilities are to oversee the internal and external audit functions of DST and to meet with and consider suggestions from members of management and the internal audit staff, as well as from DST's independent accountants, concerning the financial operations of DST. The DST Audit Committee also reviews audited financial statements of DST and considers and recommends the appointment of, and approves the fee arrangement with, independent accountants for audit functions and for advisory and other consulting services.

     Members of the DST Audit Committee from September 1, 1995 through January 1996 were Messrs. Allinson and Fitt. The current members of the Committee are Ms. Strandjord and Messrs. Fitt and Nelson.

     DST Compensation Committee.   The DST Compensation Committee's
responsibilities are to make determinations with respect to salaries and bonuses of and other compensation arrangements with DST's officers and to administer the DST Systems, Inc. Officers Incentive Plan (the "Officers Incentive Plan") and the Stock Option Plan.

     Members of the DST Compensation Committee from September 1, 1995 through January 1996 were Messrs. Allinson and Fitt. The current members are Ms. Strandjord and Messrs. Fitt and Nelson.

     The DST Compensation Committee's report on executive compensation is set forth under "Executive Compensation."

     Compensation Committee Interlocks and Insider Participation. A. Edward Allinson, who served as a member of the DST Compensation Committee through January 1996, is the Chairman of the Board of Directors of BFDS. DST and State Street each own 50 percent of BFDS. State Street is the parent of State Street Bank and Trust Company, of which Mr. Allinson is an Executive Vice President. BFDS pays Mr. Allinson an annual salary of $100,000. BFDS uses DST's mutual fund system and services as a remote service client of DST. For 1996, DST had revenues from BFDS as a remote service client of $47,552,866, and one of DST's subsidiaries had revenues from BFDS for printing and mailing services of $18,963,361.

     William C. Nelson, who serves as a member of the DST Compensation Committee, is Chairman of the Board and Chief Executive Officer of NationsBank, N.A. (Mid-West) (previously Boatmen's). During 1996, DST replaced a bank line of credit with Boatmen's to finance working capital and a separate bank line of credit with Boatmen's to finance construction activities with a single $50,000,000 line of credit with Boatmen's available through May 1997. Approximately $29,040,000 was the highest amount outstanding at any time during 1996 under all such lines of credit. DST continues to have borrowings under the single line of credit with Boatmen's. NationsBank, N.A., an affiliate of NationsBank, N.A. (Mid-West), participates in a syndicate that extended in 1996 and continues to extend to DST a revolving line of credit. The amount of credit available to DST in 1996 under the syndicated line was $150,000,000. The highest amount of credit outstanding under the syndicated line of credit during 1996 and attributable to NationsBank, N.A. was $7,143,000.

     Compensation of Directors. Directors who do not receive compensation as officers or employees of DST or any of its more than 50 percent owned affiliates (the "Outside Directors") are each paid a fee of $4,000 for each meeting of the DST Board that they attend, a fee of $2,000 for each committee meeting that they attend, and a fee of $500 for any telephonic DST Board or committee meeting in which they participate, plus reimbursement of reasonable travel expenses. In addition, the Outside Directors are eligible to participate in the Stock Option Plan. Under the Stock Option Plan, when an Outside Director is first elected or appointed to the DST Board, the Outside Director receives an option to purchase 8,000 shares of DST Common Stock. On the date of each annual meeting of DST's stockholders, each Outside Director receives an option to purchase 4,000 shares of DST Common Stock if such Outside Director will continue to serve in such capacity immediately following such meeting. Except as otherwise set forth in the Plan, all options granted to an Outside Director to purchase shares of DST Common Stock have an exercise price equal to the fair market value of DST Common Stock on the date of the grant and become exercisable as follows: 50 percent on the day preceding the date of the first annual stockholders' meeting after the date of grant of the option; an additional 25 percent on the day preceding the date of the second annual stockholders' meeting after date of the grant of the option; and the remaining 25 percent on the day preceding the third annual stockholders' meeting after the date of grant of the option. All such options shall immediately become exercisable in the event of a change in control of DST (as defined in the Stock Option Plan) subject to certain restrictions under federal securities law.

                             EXECUTIVE COMPENSATION

     DST Compensation Committee Report on Executive Compensation* .

     Compensation Principles. The DST Compensation Committee based the 1996 compensation packages for DST executive officers on the principles that the packages should (a) provide fair, reasonable and competitive base salaries, (b) provide the opportunity to earn additional compensation if DST stockholders experience long-term increases in the value of DST Common Stock, and (c) emphasize long-term stock ownership of DST Common Stock by executive officers.

     Compensation Components. The components of DST executive officers' compensation are a base salary, incentive compensation, and stock options. Because of the emphasis on the last two components, a substantial amount of the executive officers' compensation is at-risk and tied to DST's performance. The executive officers also participate in certain other benefits available generally to DST officers and employees so that their base compensation packages are competitive with compensation packages of other companies.

     Base  Salaries.  To set base  salaries for 1996,  the DST  Compensation
Committee evaluated base salaries established by the KCSI Compensation and Organization Committee ("KCSI Compensation Committee") prior to the initial public offering of DST Common Stock on October 31, 1995 ("IPO"). The KCSI Compensation Committee utilized surveys provided by independent compensation consultants of the compensation packages of other U.S. based companies comparable in size to DST. The peer group in the surveys was not limited to any industry because competition for executive officers is not limited to the industries in which DST participates. The KCSI Compensation Committee chose not to consider the financial performance of the peer group companies in the surveys. For 1996, the DST Compensation Committee adjusted executive officers' base salaries initially set by the KCSI Compensation Committee based on (a) the performance, level of responsibility and experience of the officers, and (b) DST's business results and general economic factors.

     Incentive Compensation Program. The DST Compensation Committee carried forward through 1996 the Incentive Compensation Program established in 1994 by the KCSI Compensation Committee as incentive for the DST executive officers to meet DST's financial goals. Under the Incentive Compensation Program, a current year and a three-year cumulative corporate earnings target were set. The DST Compensation Committee adjusted upward the 1996 and three-year targets to reflect the change in DST's financial condition following the IPO. DST paid the maximum incentive award under the Incentive Compensation Program if DST's earnings reached 120 percent of the targets, and paid no incentive award if DST's earnings were less than 80 percent of the targets. Between 80 percent and 120 percent of the targets, DST made a pro rata adjustment in the incentive award. The range of incentive awards if DST met targets was a minimum of 15 percent and a maximum of 100 percent of base salary for all executive officers other than Mr. McDonnell, depending upon the executive officer's level of responsibility. Beginning in 1997, the Officers Incentive Plan adopted by the DST Compensation Committee replaces the Incentive Compensation Program. The Officers Incentive Plan is described under "Other Compensation Plans and Arrangements."

     Stock Compensation. In connection with the IPO, the KCSI Compensation Committee granted stock options under the Stock Option Plan to DST's officers and certain other DST employees. In determining the number of options to be granted to DST executive officers in connection with the IPO, the KCSI Compensation Committee utilized surveys, provided by independent compensation consultants, of companies of similar size to DST that had recently become publicly owned through transactions similar to the anticipated DST initial public offering and of companies in similar lines of business as DST. The group of peer companies on which the surveys were based was comprised of all but one of the companies in the peer group index in the Stock Performance Graph in this Proxy Statement. With advice from independent compensation consultants, and through the application of option pricing models and other valuation analysis to stock incentive data in the surveys, the KCSI Compensation Committee determined the total numbers of stock incentives to be awarded under the Stock Option Plan to DST executive officers in connection with the IPO. The KCSI Compensation Committee generally tied the number of options for DST Common Stock awarded each DST executive officer to such officer's responsibility level. The KCSI
Compensation Committee did not consider stock incentives the DST executive officers had previously received from KCSI prior to the IPO. To align the interests of DST's executive officers with DST stockholders, the stock options of all but two of the executive officers become exercisable in stages when the market value of DST's Common Stock reaches certain predetermined levels and remains at or above those levels for thirty consecutive trading days. Each of these predetermined levels requires a cumulative 12.5 percent appreciation in the market price for DST Common Stock. If such options do not by November 1, 2000 become exercisable by reason of market appreciation, such options become exercisable on that date for a period of 30 days and expire at the end of such period. The stock options of two of the executive officers become exercisable as follows: 50% on October 31, 1997, 25% on October 31, 1998, and the remaining 25% on October 31, 1999. The DST Compensation Committee did not grant options to DST executive officers in 1996.

     Compensation of the Chief Executive Officer. In connection with and prior to the IPO, the KCSI Compensation Committee approved the termination of a 1992 employment agreement and approved a new three-year employment agreement between DST and Mr. McDonnell that became effective January 1, 1996 (the "McDonnell Agreement"). Under the McDonnell Agreement, Mr. McDonnell's annual base salary is $400,000, and he participated through 1996 in the above-described Incentive Compensation Program for DST executive officers. In connection with the McDonnell Agreement, the KCSI Compensation Committee awarded Mr. McDonnell stock options to purchase DST Common Stock. The DST Board subsequently confirmed and approved the McDonnell Agreement.

     The KCSI Compensation Committee had set Mr. McDonnell's 1992 base salary at a level equal to the mean of the range of chief executive officers' salaries indicated in surveys of independent compensation consultants but reduced it under the McDonnell Agreement to align his compensation with that of other DST executive officers. Under the Incentive Compensation Program that expired on December 31, 1996, Mr. McDonnell's threshold and maximum incentive awards were 60 and 120 percent of his base salary, respectively, assuming DST attained corporate earnings targets. The KCSI Compensation Committee set such levels in recognition of Mr. McDonnell's responsibilities and to provide incentives tied to DST's financial performance.

     The stock options awarded Mr. McDonnell in connection with the IPO have the same terms as the options awarded the other executive officers and become exercisable in stages depending on the market value of the DST Common Stock. The KCSI Compensation Committee awarded Mr. McDonnell the number of options he received because of his level of responsibility. The KCSI Compensation Committee did not consider the stock incentives that Mr.
McDonnell had previously received from KCSI.

     Deductibility of Compensation. Section 162(m) of the Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. One exception to that limit is compensation that is performance-based, as defined in Section 162(m).

     The DST Compensation Committee and DST Board did not take steps to qualify for exclusion from such total compensation the performance-based compensation paid under the Incentive Compensation Program because the program terminated in 1996 and any awards under the program did not result in total compensation to executive officers in excess of the $1 million limitation. DST believes that it has taken the steps required to deduct for federal income tax purposes any compensation expense in connection with options granted under the Stock Option Plan to the named executive officers, such as obtaining at the 1996 annual meeting stockholder approval of the Stock Option Plan.

     The First Amendment to the Stock Option Plan described under Proposal 2 provides additional incentive compensation alternatives which the DST Compensation Committee may use to formulate incentive compensation plans. The performance-based compensation payable under the Officers Incentive Plan will be issued under the terms of the First Amendment. Proposal 2 seeks stockholder approval, for purposes of Section 162(m), of the Stock Option Plan, as amended by the First Amendment.

*The DST Compensation Committee Report on Executive Compensation and the Stock
 Performance Graph included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Exchange Act, either as amended, notwithstanding the incorporation by reference of the Proxy Statement into any such filings.

                           THE COMPENSATION COMMITTEE

                                 Michael G. Fitt
                                William C. Nelson
                             M. Jeannine Strandjord

     Stock Performance Graph.

     The following graph shows the changes in value since November 1, 1995 of an assumed investment of $100 in: (i) DST's Common Stock; (ii) the stocks that comprise the S&P 400 MidCap index*; and (iii) the stocks that comprise a peer group of companies**. The table following the graph shows the dollar value of those investments as of December 31, 1996. The value for the assumed investments depicted on the graph and in the table has been calculated, assuming that cash dividends, if any, are reinvested at the end of each quarter during the fiscal year paid.


                                          DST SYSTEMS, INC.
                              RELATIVE MARKET PERFORMANCE TOTAL RETURN

----------------------------------- ------------------------ ----------------------- -----------------------
                                        November 1, 1995        December 31, 1995       December 31, 1996
----------------------------------- ------------------------ ----------------------- -----------------------
----------------------------------- ------------------------ ----------------------- -----------------------
DST Total Return                             $100                    $135.71                 $149.40
----------------------------------- ------------------------ ----------------------- -----------------------
----------------------------------- ------------------------ ----------------------- -----------------------
S&P 400 MidCap Index Total Return            $100                    $104.11                 $124.10
----------------------------------- ------------------------ ----------------------- -----------------------
----------------------------------- ------------------------ ----------------------- -----------------------
Peer Group Total Return                      $100                    $103.62                 $117.74
----------------------------------- ------------------------ ----------------------- -----------------------

* Standard and Poor's Corporation, an independent company, prepares the S&P 400 MidCap Index.

** This index is  based  upon a group of  comparable  companies  in DST's industry that is comprised of: Automatic Data Processing, Inc.; Bisys Group, Inc.; The Continuum Company, Inc. (through August 1, 1996, the date it was acquired by Computer Sciences Corporation); First Data Corporation; Fiserv, Inc.; Policy Management Systems, Inc.; and Sunguard Data Systems, Inc.





     Summary Compensation Table.

     The following table sets forth the total compensation paid to or for the account of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of DST for the years ended December 31, 1996 and December 31, 1995.

------------------------------------------------ ------------------- ---------------- ---------------


                                                                         Long Term
                                                                       Compensation
                                                                     ---------------
                                                 Annual Compensation
                                                                          Awards

------------------------------------------------ ------------------- --------------- ----------------
------------------------------------------------ ------------------- --------------- ----------------


                                                                        Number of
                                                                        Securities        All Other
                                                  Salary      Bonus     Underlying      Compensation
Name and Principal Position              Year      ($)        ($)      Options/SARs         ($)
------------------------------------------------ ------------------- --------------- ----------------
------------------------------------------------ ------------------- --------------- ----------------
Thomas A. McDonnell                      1996    399,996     480,000           0          16,761<F1>
President and Chief Executive            1995    500,004           0     400,000         313,274
Officer

Thomas A. McCullough                     1996    300,000     300,000           0          16,761<F2>
Executive Vice President                 1995    288,000     288,000     175,000         183,655

James P. Horan                           1996    253,008     202,400           0          16,761<F3>
Chief Information Officer                1995    243,000     194,400      62,000         128,109

Charles W. Schellhorn                    1996    249,996     200,000           0          16,761<F4>
President, Output Technologies, Inc.     1995    200,000     160,000     110,000          93,494

Robert C. Canfield                       1996    241,992     193,600           0          16,761<F5>
Canfield                                 1995    233,000     186,400      62,000         120,381
Senior Vice President, General
Counsel and Secretary


-----------------------------------------------------------------------------------------------------

<F1>  All other compensation for Mr. McDonnell for 1996 is comprised of: (i)
   contributions to his account for 1996 under the ESOP of $13,511; and (ii) contributions to his account for 1996 under the DST Systems, Inc. Profit Sharing Plan and Trust Agreement ("Profit Sharing Plan") of $3,250.

<F2>  All other compensation for Mr. McCullough for 1996 is comprised of: (i)
   contributions to his account for 1996 under the ESOP of $13,511; and (ii) contributions to his account for 1996 under the Profit Sharing Plan of $3,250.

<F3>  All other compensation for Mr. Horan for 1996 is comprised of: (i)
   contributions to his account for 1996 under the ESOP of $13,511; and (ii) contributions to his account for 1996 under the Profit Sharing Plan of $3,250.

<F4>  All other compensation for Mr. Schellhorn for 1996 is comprised of: (i)
   contributions to his account for 1996 under the ESOP of $13,511; and (ii) contributions to his account for 1996 under the Profit Sharing Plan of $3,250.

<F5>  All other compensation for Mr. Canfield for 1996 is comprised of: (i)
   contributions to his account for 1996 under the ESOP of $13,511; and (ii) contributions to his account for 1996 under the Profit Sharing
   Plan of $3,250.

     Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values.

     The following table shows that neither the Chief Executive Officer nor the four most highly compensated DST executive officers for the year 1996 exercised options during 1996 to purchase DST Common Stock and shows the number and value of their exercisable and unexercisable options.

---------------------- ---------------- --------------- --------------------------------- -------------------------------------
         (a)                 (b)             (c)                      (d)                                 (e)


                                                        Number of Securities Underlying           Value of Unexercised
                           Shares                         Unexercised Options/SARs at          In-the-Money Options/SARs
                         Acquired on        Value                  FY-End (#)                        at FY-End ($)
        Name            Exercise (#)     Realized ($)   Exercisable        Unexercisable  Exercisable           Unexercisable
---------------------- ---------------- --------------- --------------------------------- -------------------------------------
---------------------- ---------------- --------------- --------------------------------- -------------------------------------

Thomas A. McDonnell           0               0             280,000            120,000     2,957,500             1,267,500

Thomas A. McCullough          0               0             122,500             52,500     1,293,906               554,531

James P. Horan                0               0<F1>          43,400             18,600       458,412               196,462

Charles W. Schellhorn         0               0              77,000             33,000       813,312               348,562

Robert C. Canfield            0               0<F2>          43,400             18,600       458,412               196,462

---------------------- ---------------- --------------- --------------------------------- -------------------------------------

<F1>  Although  Mr.  Horan did not realize any value  through the exercise of options to purchase DST Common Stock, he did realize value in the amount of $806,874 from the exercise of options to purchase KCSI stock he had acquired prior to the IPO as a result of his employment as a DST officer.

<F2>  Although Mr. Canfield did not realize any value through the exercise of options to purchase DST Common Stock, he did realize value in the amount of $546,304 from the exercise of options to purchase KCSI stock he had acquired prior to the IPO as a result of his employment as a DST officer.

     Employment  Agreements.   The  McDonnell  Agreement  provides  for  Mr.
McDonnell's continued employment as President and Chief Executive Officer of DST at an initial annual base salary of $400,000. The term of the McDonnell Agreement is three years commencing January 1, 1996, with automatic renewal at the end of the term and the right by either party during the renewal period to terminate upon 30 days' written notice. The McDonnell Agreement provides for life insurance coverage in the amount of $1,000,000 payable to the beneficiaries he designates. The McDonnell Agreement provides for early termination, and in the event DST terminates Mr. McDonnell's employment other than for cause, or does not renew his employment, the McDonnell Agreement entitles him to severance pay equal to 24 months' base salary and benefits. In connection with the McDonnell Agreement, the KCSI Compensation Committee granted Mr. McDonnell options to purchase 400,000 shares of DST Common Stock.

     Agreements between DST and Messrs. McCullough, Horan, Schellhorn, and Canfield, each dated April 1, 1992 and amended October 9, 1995 (the "Executive Agreements"), provide for the continued employment of each such officer in his respective executive officer position at his base salary in effect at the date of execution of his respective agreement subject to adjustment by DST. Each of the Executive Agreements may be terminated by the officer on at least 30 days' notice to DST and by DST without notice and with or without cause. If DST terminates any of the Employment Agreements without cause, the Executive Agreements entitle the officer to severance pay equal to 12 months' base salary and 12 months' reimbursement of costs of obtaining comparable life and health insurance benefits unless another employer provides such benefits.

     The McDonnell Agreement and the Executive Agreements (collectively, the "Employment Agreements") provide that the officers are eligible to participate in DST's incentive compensation plan and to receive other benefits DST generally makes available to its executive officers. The Employment Agreements also govern the officers' employment after a "change in control"* of DST. If a change in control occurs during the term of the agreement, each of the Employment Agreements would entitle the officer to the following: (a) continuation of the officer's employment, executive capacity, salary and benefits for a three-year period at levels in effect on the "control change date"*; (b) with respect to unfunded employer obligations under benefit plans, to a discounted cash payment of amounts to which the officer is entitled; (c) if the officer's employment is terminated after the control change date other than "for cause"*, to payment of his base salary through termination plus a discounted cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period; (d) if the officer resigns after a change in control upon "good reason"* and advance written notice, to receive the same payments and benefits as if his employment had been terminated other than for cause; (e) if amounts received on or after the change in control date involve "Parachute Payments" under Section 4999 of the Internal Revenue Code, to receive payments necessary to relieve the officer of certain adverse federal income tax consequences; and (f) the placement in trust of funds to secure the obligations to pay any legal expense of the officer in connection with disputes arising with respect to the agreement.

*The Employment Agreements define this term.

     Other Compensation Plans and Arrangements. In addition to the Incentive Compensation Program described in the DST Compensation Committee's Report on Executive Compensation and in effect through 1996, DST has the following compensatory plans available to its executive officers.

     The Profit Sharing Plan. The Profit Sharing Plan is a qualified, defined contribution plan administered by an advisory committee. Employees of DST who have completed one year of service and meet certain standards as to hours of service for DST are eligible to receive allocations under the plan. DST's contributions to the Profit Sharing Plan are made at the discretion of the DST Board with no minimum contribution required. Subject to statutory limits, each participant is allocated the same percentage of the total contribution as the participant's eligible compensation bears to the total eligible compensation of all participants. The Profit Sharing Plan does not permit participant contributions and permits rollover contributions only for participants employed before December 31, 1992. A participant's interest in DST's contribution vests at the rate of one-tenth for each of the first four years of service and one-fifth for each of the next three years of service, resulting in 100% vesting at seven years of service with DST, and also fully vests at retirement age, death, disability, early retirement or a change in control of DST.

     The DST Systems, Inc. 401(k) Plan and Trust. The 401(k) Plan is a qualified salary deferral plan administered by an advisory committee. Employees of DST are eligible on the first day of the calendar quarter following one full calendar month of employment to have contributed to their 401(k) Plan account up to 5% of salary; however, employees who are highly compensated employees, as defined in the Internal Revenue Code, may contribute only a lower amount as determined from year to year by DST. Employees are always 100% vested in their deferral contributions. Employees may direct the investment of their contributions among a group of mutual funds DST selects. The 401(k) Plan permits participating employers to make profit sharing contributions to it. The 401(k) Plan provides for vesting of any profit sharing contributions over seven years with full vesting at retirement age, death, disability, or a change in control of DST. The 401(k) Plan permits rollover contributions only for participants employed before December 31, 1992.

     The ESOP. DST participates in DST's portion of the ESOP, which portion is administered by an advisory committee. The account balances in the former KCSI ESOP attributable to DST employees have become DST's portion of the ESOP. In 1995, the DST portion of the ESOP transferred some of the KCSI stock held by the DST portion of the ESOP to KCSI in exchange for shares of DST Common Stock, with the result that approximately half of the value of the account balances of DST employees was converted into DST Common Stock. Consistent with its fiduciary obligations to participants, the trustee of the DST portion of the ESOP has been selling KCSI stock and DST Common Stock. The proceeds of the sales of KCSI stock and DST Common Stock are used to fund payments to terminated employees. It is intended that the DST portion of the ESOP will invest the remaining proceeds in a diversified portfolio and may in the future transfer such diversified investments to accounts for participants in the Profit Sharing Plan.

     New employees of DST are eligible to participate in DST's contributions to the DST portion of the ESOP on the first plan entry date following the commencement of their employment. The participants must meet certain standards as to hours of service to receive allocations under the ESOP. The DST Board determines DST's contributions to the ESOP, subject to plan limitations. Subject to statutory limits, each participant is allocated the same percentage of the total contribution as the participant's eligible compensation bears to the total eligible compensation of all participants in the DST portion of the ESOP. The ESOP does not permit participant contributions or rollover contributions. A participant's interest in DST's contributions does not vest until five years of service at which time such interest is 100% vested. Full vesting also occurs if a participant retires, dies or becomes disabled or if a change in control of DST occurs.

     The Stock Option Plan. Stockholders approved the Stock Option Plan at the 1996 Annual Meeting of Stockholders. It provides for the automatic, periodic grant of stock options to Outside Directors and gives the DST Compensation Committee the discretion to award incentives to selected DST employees in the form of options, stock appreciation rights, limited rights, performance shares, performance units, dividend equivalents, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the plan. On February 27, 1997, the DST Compensation Committee approved the First Amendment to the Stock Option Plan, which is described under Proposal 2.

     The Directors' Deferred Fee Plan. The Directors' Deferred Fee Plan adopted September 19, 1995, is a non-qualified deferred compensation plan. Under the plan, directors who receive fees from DST may make an annual election to defer all or a part of any fees earned during the next calendar year. Each participant's account will be credited with the amount of fees deferred and adjusted annually by an interest factor equal to a rate of return selected by the DST Board, or if the participant elects, by a rate of return earned for the year by a hypothetical investment elected by the participant. The benefits become distributable after termination of service as a director or in certain circumstances as approved by the DST Compensation Committee. Fees to directors previously deferred under an earlier plan, which terminated effective August 31, 1995, continue to be deferred and earn interest and shall be distributed in accordance with such plan.

     The  DST  Systems,   Inc.   Executive   Plan.  The  Executive  Plan,  a
non-qualified deferred compensation plan, terminated effective December 31, 1995. However, account balances for each participant on such date remain subject to the terms of the Executive Plan. Officers of DST selected by the KCSI Compensation Committee participated in the Executive Plan. DST credited each participant's account with the value of contributions DST would have made to the various qualified plans maintained by DST without regard to statutory contribution limits and eligibility requirements, less the amount actually contributed to such qualified plans on the participant's behalf. The accounts, which became fully vested upon termination of the Executive Plan, become distributable after termination of employment or in certain instances as approved by the DST Compensation Committee.

     The Officers Incentive Plan. The Officers Incentive Plan was adopted by the DST Compensation Committee to be effective on January 1, 1997, subject to stockholder approval of the First Amendment to the Stock Option Plan under
Section 162(m). All officers of DST participate in the Officers Incentive Plan, and officers of more than 50% owned subsidiaries are eligible if designated by the DST Compensation Committee. If for a given plan year, DST achieves performance goals by meeting certain annual or cumulative targeted goals based on earnings per share set by the DST Compensation Committee ("Targeted Goals"), each participant may receive an award based on a percentage of annual base salary. Under the Officers Incentive Plan, the DST Compensation Committee has established Targeted Goals for threshold, targeted and maximum awards for 1997, 1998 and 1999. For plan years after 1999, the DST Compensation Committee may base performance criteria on earnings per share in any manner appropriate for carrying out the intent of the Officers Incentive Plan. For the years 1998 and 1999, the DST Compensation Committee has attributed separate weightings totaling 100% to the annual Targeted Goals and to the cumulative Targeted Goals for the plan year, which it will use to calculate awards due to participants. The incentive award for 1997, if any, will consist of cash or a combination of cash and restricted DST Common Stock.

     The DST Compensation Committee determines for each participant for each plan year the percentages of base salary which are the participant's threshold, target and maximum incentive award opportunity levels. No participant will receive an incentive award if the actual earnings per share do not at least meet either the threshold annual Targeted Goal or the threshold cumulative Targeted Goal set for that year. The amount of incentive awards will depend on whether actual earnings per share fall at or above the threshold goal, at or above the target goal, or at or above the maximum goal. For instance, if the actual earnings per share fall above the target goal but below the maximum goal, the amount of a particular participant's incentive award will be increased pro rata above the target opportunity level. While the DST Compensation Committee sets the maximum opportunity level, the Officers Incentive Plan provides that no participant may receive an incentive award greater than 250% of his base salary as of the beginning of the plan year. Additionally, the aggregate value of all incentive awards for a calendar year may not exceed ten percent (10%) of DST's pre-tax income for that year.

     If the threshold Targeted Goal is achieved, the incentive award is paid 100% in cash. If the incentive award is above the threshold level, part of the award is paid in cash and part is paid in an equity component, which is currently restricted DST Common Stock. A participant receiving restricted DST Common Stock as part of an award has the right to vote such stock and receive any dividends or other distributions with respect to such stock. If the participant's employment by DST or its subsidiaries terminates (other than upon retirement after age 60, disability, death or termination without cause) prior to the last day of the third calendar year after the plan year for which the incentive award was granted, the restricted DST Common Stock is forfeited and returned to DST. The restricted DST Common Stock is not transferable during such three-year period.

     The Officers Incentive Plan is established pursuant to the provisions and as an implementation of the Stock Option Plan as proposed to be amended in Proposal 2. Incentive awards issued under the Officers Incentive Plan are subject to restrictions and limitations imposed under the terms of the Stock Option Plan.

     Change in Control Arrangements. DST has established trusts that are intended to secure the rights of its officers, directors, employees, and former employees under the employment continuation commitments of certain employment agreements, the Directors' Deferred Fee Plan, the Incentive Compensation
Program, and the Executive Plan. The function of each trust is to receive contributions by DST and, in the event of a change in control of DST where DST fails to honor covered obligations to a beneficiary, the trust shall distribute to the beneficiary amounts sufficient to discharge DST's obligation to such beneficiary. The trusts require DST to be solvent as a condition of making distributions. The trusts are revocable until a change in control of DST and terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

     Other. DST has established a trust to secure Mr. Horan's rights to deferred compensation earned from 1989 to 1992. The trust holds the deferred compensation and the earnings thereon, credited according to a formula in Mr. Horan's employment agreement. Upon termination of Mr. Horan's employment, the trustee will pay him the deferred compensation, including earnings, in accordance with his employment agreement; provided, however, that DST must be solvent as a condition to the trust making the distribution. To the extent that the trust assets are not sufficient to pay all amounts due Mr. Horan, DST is liable to pay any balance due. The trust cannot be revoked without Mr. Horan's consent prior to the time all payments to him are made.


   PROPOSAL 2 - APPROVAL OF THE FIRST AMENDMENT TO THE DST SYSTEMS, INC. 1995
                    STOCK OPTION AND PERFORMANCE AWARD PLAN

     Background of the First Amendment. The DST System's, Inc. 1995 Stock Option and Performance Award Plan was adopted by the DST Board on September
1, 1995 and was submitted to the stockholders for approval under Section 162(m) of the Code and approved by the stockholders at the 1996 Annual Meeting.

     The DST Compensation Committee and the DST Board have determined that the Plan should be amended to provide the DST Compensation Committee greater flexibility to determine the types of incentive performance awards the Plan authorizes it to grant. As discussed in the Compensation Committee Report, the First Amendment to the Plan recommended by the DST Compensation Committee and approved by the DST Board subject to stockholder approval is being submitted to stockholders so that compensation expense arising from awards granted under the Plan (including awards granted under the Officers Incentive Plan) may be deductible for federal income tax purposes. Section 162(m) prevents a public company from deducting annual compensation in excess of $1 million if that compensation is paid to the chief executive officer or any of the other four most highly compensated officers. Compensation that is paid under a grant which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million limitation. One of the requirements of Section 162(m) is stockholder approval. If Proposal 2 is not approved by stockholders, then any compensation expense of the type authorized by the First Amendment that is subject to the Section 162(m) limitation will not be deductible by DST for federal income tax purposes. Compensation expense arising under the existing Plan without regard to the terms of the First Amendment will continue to be deductible under Section 162(m).

     Summary of the First Amendment. The following is a summary of the purpose and material features of the First Amendment. The First Amendment and the Plan as proposed to be amended are attached as Appendix A to this Proxy Statement. The following summary is qualified by reference to Appendix A, and capitalized terms in this summary not defined in this Proxy Statement have the meaning set forth in the Plan as proposed to be amended.

     The purpose of the First Amendment is to provide the DST Compensation Committee greater flexibility in selecting various types of incentive awards to be granted the officers and other employees. In addition to awards that the Plan currently authorizes the DST Compensation Committee to grant, the First Amendment would authorize the DST Compensation Committee to grant Restricted Stock and Performance Awards consisting of Restricted Stock and of performance-based options and cash bonuses. The First Amendment would also allow the DST Compensation Committee to provide "reload options" in connection with options granted under the Plan, and allow participants to pay the exercise price of options with Restricted Stock.

     The Plan does not currently cover the DST Compensation Committee grants of Restricted Stock and Performance Awards consisting of Restricted Stock or performance-based options or cash bonuses. The ability to grant such types of awards under the Plan would better serve the goals of the DST Compensation Committee to increase the at-risk components of the compensation of executive officers and to tie such compensation to DST's performance. The Plan also does not currently allow the DST Compensation Committee to provide reload options or participants to pay the exercise price of an option with Restricted Stock. The ability to grant reload options would serve the goal of the Compensation Committee to emphasize long-term stock ownership of DST Common Stock by executive officers, because, with reload rights, an officer's equity interest in DST would not decrease if DST Common Stock were surrendered in payment of the exercise price of an option or withheld in payment of income taxes upon exercise of an Award, as currently authorized by the Plan. The DST Compensation Committee and the DST Board also believe that allowing participants to pay the exercise price of options with Restricted Stock will encourage participants to exercise their options, thereby increasing their direct equity interest in DST.

     The First Amendment provides that the DST Compensation Committee may condition the grant, vesting or exercise of Restricted Stock and of Performance Awards under the Plan upon any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the DST Compensation Committee shall determine at the time an award is granted. Performance goals for such awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the DST Compensation Committee may determine: (i) attainment of a specified price per share of DST Common Stock; (ii) attainment of a specific rate of growth or increase in the amount of growth in the price per share of DST Common Stock;
(iii) attainment of a specified level of earnings or earnings per share of DST Common Stock; (iv) attainment of a specified rate of growth or increase in the amount of growth of earnings or earnings per share of DST Common Stock; (v) attainment of a specified level of cash flow or cash flow per share of DST Common Stock; (vi) attainment of a specific rate of growth or increase in the amount of growth of cash flow or cash flow per share of DST Common Stock; (vii) attainment of a specified level of return on equity; (viii) attainment of a specific rate of growth or increase in the amount of growth of return on equity;
(ix) attainment of a specified level of return on assets; or (x) attainment of a specific rate of growth or increase in the amount of growth of return on assets.

     Any of the awards that would be authorized under the First Amendment that are denominated or payable in shares of DST Common Stock, whether or not restricted, would be counted toward the 400,000 share annual individual limit, and, other than reload options, toward the 6,000,000 share overall Plan limit. Performance Units, including performance-based cash bonuses, granted for any year to a participant may not exceed 300% of such participant's annual base salary as of the first day of the year; provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any participant.

     Under the First Amendment, the DST Compensation Committee may provide "reload options" in connection with options granted under the Plan. If the Compensation Committee provides reload rights with respect to an option (the "Original Option"), and if shares of DST Common Stock owned by the option holder are surrendered to pay for the exercise of the Original Option, or if shares of DST Common Stock are withheld from the shares that would otherwise be received upon the exercise of the Original Option to pay the exercise price or for the option holder's tax obligations arising from the option exercise, a new option (the "reload option") would automatically be granted for the number of shares of DST Common Stock surrendered or withheld as part of the exercise of the Original Option. Reload options will be treated as granted on the date the Original Options are exercised, and, therefore, the exercise price of the reload options would be equal to the fair market value of a share of DST Common Stock on such date. The number of reload options granted will be applied toward an individual's 400,000 annual option share grant maximum provided in the Plan, but not the 6,000,000 share overall Plan limit because such reload option grant is a substitute for DST Common Stock transferred to or withheld by DST in connection with the exercise of the Original Option.

     Summary of the Plan as Proposed to be Amended. The following is a summary of the Plan as proposed to be amended. The full Plan as proposed to be amended is attached as a part of Appendix A to this Proxy Statement, and this summary is qualified by reference to it. Capitalized terms in this summary not defined in this Proxy Statement have the meaning set forth in the Plan as proposed to be amended. All references to the Plan in this summary are to the Plan as proposed to be amended.

     The Plan provides for the availability of 6,000,000 shares of DST Common Stock (representing approximately 12 percent of the outstanding DST Common Stock as of the Record Date) for the granting of options (incentive and non-qualified), reload options, stock appreciation rights, limited rights, Performance Shares, Performance Units (including performance-based cash awards), dividend equivalents, Restricted Stock, DST Common Stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the provisions of the Plan to officers and other employees and to Outside Directors. Based on the DST Common Stock's per share closing price on the NYSE on March 6, 1997 of $32.75, the aggregate market value of the 6,000,000 shares to be reserved under the Plan is $196,500,000. As of the date of this Proxy Statement, options to purchase 3,031,600 shares of DST Common Stock have been awarded to participants. No other Awards have been made under the Plan.

     The purposes of the Plan are to generate an increased incentive for employees of DST to contribute to its future success, to secure for DST and its stockholders the benefits inherent in equity ownership by employees of DST, and to enhance the ability of DST and its Affiliates to attract and retain exceptionally qualified employees upon whom, in large measure, the sustained progress, growth and profitability of DST depend. All Outside Directors and Employees are eligible to participate in the Plan. As of the date of this Proxy Statement, the approximate number of persons eligible to participate in the Plan is 8,000.

     When an Outside Director first takes a position on the Board, the Outside Director receives an option to purchase 8,000 shares of DST Common Stock. On the date of each annual meeting of DST's stockholders, each Outside Director shall be granted an option to purchase 4,000 shares of DST Common Stock if such Outside Director will continue to serve in such capacity immediately following such annual stockholders meeting. Except as otherwise set forth in the Plan, all options granted to an Outside Director to purchase shares of DST Common Stock become exercisable as follows: 50% on the day preceding the date of the first annual stockholders' meeting after the date of grant of the option; an additional 25% on the day preceding the date of the second annual stockholders' meeting after the date of grant of the option; and the remaining 25% on the day preceding the third annual stockholders' meeting after the date of grant of the option. All such options shall immediately become exercisable in the event of a change in control of DST subject to certain restrictions under the federal securities laws.

     Except for the options granted to the Outside Directors, the DST Compensation Committee will administer the Plan and determine the recipients of Awards, the type or types of Awards to be granted to each such recipient, the term of such Awards, the consideration to be received by DST for such Awards, and the number of shares subject to such Awards. All determinations of the DST Compensation Committee shall be made by a majority of its members. The DST
Compensation Committee may not grant Awards under the Plan after August 31, 2005. The term of Awards granted under the Plan may be set at any length the DST Compensation Committee determines and may extend beyond August 31, 2005; however, the term of any options granted to the Outside Directors may not extend beyond ten years from the date of grant. The types of Awards the DST Compensation Committee may grant under the Plan are options (incentive and non-qualified), reload options, stock appreciation rights, limited rights, Performance Shares, Performance Units (including performance-based cash bonuses), dividend equivalents, Restricted Stock, DST Common Stock, or a combination thereof.

     With respect to options, the option exercise price must be at least equal to the fair market value of the underlying shares on the date of the grant. A stock appreciation right may be granted to Participants either alone or in addition to other Awards granted under the Plan and need not relate to a specific option granted. Subject to the terms of the Plan, a participant receiving a stock appreciation right shall have the right to receive upon exercise thereof an amount equal to the excess of the fair market value of one share of DST Common Stock on the date of exercise, or at any time during a specified period before or after the date of exercise as determined by the DST Compensation Committee, over the grant price of the right as specified by the DST Compensation Committee, which shall not be less than the fair market value of one share of DST Common Stock on the date of grant of the right, multiplied by the number of shares of DST Common Stock as to which the participant is exercising the right. Limited rights, however, may be granted to participants only with respect to an option granted under the Plan. Subject to the terms of the Plan, a participant receiving a limited right granted under the Plan shall have the right to receive upon exercise thereof an amount equal to the excess of the fair market value of one share of DST Common Stock on the date of exercise or, if greater, and only with respect to any limited right related to an option other than an incentive stock option, the highest price per share of DST Common Stock paid in connection with any change in control of DST, over the option price of the related option, multiplied by the number of shares of DST Common Stock as to which the recipient is exercising the right.

     The Plan provides that the grant, vesting or exercise of Restricted Stock or Performance Awards may be based on one or more of the following performance-based criteria or such other criteria as the DST Compensation Committee may determine: (i) attainment of a specified price per share of DST Common Stock; (ii) attainment of a specific rate of growth or increase in the amount of growth in the price per share of DST Common Stock; (iii) attainment of a specified level of earnings or earnings per share of DST Common Stock; (iv) attainment of a specified rate of growth or increase in the amount of growth of earnings or earnings per share of DST Common Stock; (v) attainment of a specified level of cash flow or cash flow per share of DST Common Stock; (vi) attainment of a specific rate of growth or increase in the amount of growth of cash flow or cash flow per share of DST Common Stock; (vii) attainment of a specified level of return on equity; (viii) attainment of a specific rate of growth or increase in the amount of growth of return on equity; (ix) attainment of a specified level of return on assets; or (x) attainment of a specific rate of growth or increase in the amount of growth of return on assets.

     However, no participant may be granted in any one year options, reload options, limited rights, stock appreciation rights, Performance Shares or DST Common Stock, whether or not restricted, that together with all other such Awards exceeds 400,000 shares, and options (excluding reload options), limited rights, stock appreciation rights, Performance Shares, or DST Common Stock, whether or not restricted, awarded under the Plan would be counted toward the 6,000,000 share overall Plan limit. Performance Units, including performance-based cash bonuses, for any year may not exceed 300% of a participant's annual base salary as of the first day of the year; provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any participant.

     In the event of a change in control of DST (as defined in the Plan), vesting of Awards (including options) will be automatically accelerated and all conditions on Awards shall be deemed satisfactorily completed without any action required by the DST Compensation Committee so that such Award may be exercised or realized in full on or before a date fixed by the DST Compensation Committee subject to certain restrictions under the federal securities laws. The DST Compensation Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of DST.

     The DST Board may amend, suspend or discontinue the Plan, but no such action that would impair the rights of a holder of an Award can be made without such holder's consent, and stockholder approval is required for any amendment of the Plan that would: (i) materially increase the total number of shares available for awards under the Plan; (ii) materially increase benefits accruing to participants; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) change in any way options that may be granted to Outside Directors; or (v) be required in order for the Plan to continue to comply with Section 162(m). Amendments to the Plan provisions concerning the timing of grants and the number and exercise price of options for Outside Directors may not be made more frequently than every six months except to comport to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or regulations thereunder. The DST Compensation Committee, however, has authority (but is not required), in the case of changes affecting the securities of DST or other unusual events (as the DST Compensation Committee determines), to make certain adjustments in the Plan or in Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     Plan Benefits. Under the Plan prior to the proposed amendment, the Outside Directors automatically receive options, but the granting of any other awards is subject to the discretion of the DST Compensation Committee. The First Amendment does not change these automatic grants to Outside Directors. DST cannot at this time determine the extent to which the DST Compensation Committee would exercise its discretion to grant additional awards under the Plan as proposed to be amended.

     Two of the Outside Directors were appointed to the DST Board in 1996 and received automatic options upon their appointment, and all four Outside Directors automatically received options on the date of the 1996 annual meeting. If the First Amendment had been in effect in 1996, the automatic grants to Outside Directors would still have been made, but no other awards would automatically have issued under the Plan because such awards would have been within the discretion of the DST Compensation Committee.


                                NEW PLAN BENEFITS
                          Stock Option Plan as Amended

---------------------------------------------- ----------------------------------------------
                                                Automatically Granted in 1996 Under the Plan
                                                         as Proposed to be Amended
---------------------------------------------- ----------------------------------------------
---------------------------------------------- ---------------------- -----------------------

                        Name and Position        Number of Options         Other Awards
---------------------------------------------- ---------------------- -----------------------
---------------------------------------------- ---------------------- -----------------------
Thomas A. McDonnell
President and Chief Executive Officer                    0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------
Thomas A. McCullough
Executive Vice President                                 0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------
James P. Horan
Chief Information Officer                                0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------
Charles W. Schellhorn
President, Output Technologies, Inc.                     0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------
Robert C. Canfield
Senior Vice President, General Counsel and Secretary     0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------

Current Executive Officers as a Group (12 persons)       0                      0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------

Current Non-Employee Director Group (4 persons)       32,000*                   0
----------------------------------------------- ---------------------- -----------------------
----------------------------------------------- ---------------------- -----------------------

Current Non-Executive Officer Employee Group             0                      0
(39 persons)
----------------------------------------------- ---------------------- -----------------------


* Not added by First Amendment. Automatically granted under the Plan as currently in effect.

         The following number of options have been granted under the Plan, including the most recent grant of options on February 27, 1997:

----------------------------------------------- ----------------------------------

                          Name and Position             Number of Options
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------
Thomas A. McDonnell
President and Chief Executive Officer                        475,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------
Thomas A. McCullough
Executive Vice President                                     220,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------
James P. Horan
Chief Information Officer                                     82,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------
Charles W. Schellhorn
President, Output Technologies, Inc.                         140,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------
Robert C. Canfield
Senior Vice President, General Counsel and Secretary          82,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------

Current Executive Officers as a Group (12 persons)         1,467,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------

Current Non-Employee Director Group (4 persons)               48,000
----------------------------------------------- ----------------------------------
----------------------------------------------- ----------------------------------

Current Non-Executive Officer Employee Group (39 persons)    525,600
----------------------------------------------- ----------------------------------

     Federal Income Tax Consequences of the Plan, as Proposed to Be Amended.

     The following summary discussion is based on the federal income tax laws in effect as of the date hereof. The summary is not intended to constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences. All references to the Plan in this subsection of the Proxy Statement are to the Plan as proposed to be amended.

     An optionee who is granted a non-qualified stock option under the Plan generally will not recognize taxable income at the time the option is granted. Upon exercise of the non-qualified stock option to acquire unrestricted shares, the optionee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. If the optionee is subject to Section 16(b) of the Exchange Act and a sale of the shares acquired would subject the optionee to a suit for profits under Section 16(b), special tax rules may apply.

     DST will receive a deduction with respect to the exercise of a non-qualified stock option in the taxable year within which the optionee recognizes the corresponding taxable income (assuming DST complies with tax reporting requirements and the total compensation paid to the optionee in such taxable year is reasonable, subject to any restrictions imposed by Section 162(m) of the Code). The optionee's basis in the shares acquired for cash upon exercise of a non-qualified stock option will be equal to the option price plus the amount of ordinary income recognized by the optionee on such exercise. Upon subsequent disposition of the shares, the optionee will realize long-term or short-term capital gain or loss depending on the applicable holding period, provided the optionee holds the shares as a capital asset. A capital gain or loss is long-term if the optionee holds the stock for more than one year and short-term if the optionee holds the stock for one year or less.

     Under current rulings of the Internal Revenue Service (the "IRS"), an optionee who pays the exercise price upon exercise of a non-qualified stock option with DST Common Stock does not recognize gain or loss with respect to the disposition of the shares transferred in payment of the option price. However, the optionee normally will recognize ordinary income upon the exercise of a non-qualified option in the manner discussed above. An optionee's basis in the number of shares received will be the same as the optionee's basis in the surrendered shares; the optionee's basis in any additional shares received will be equal to the amount of income the optionee recognizes upon exercise of the option.

     An optionee who is granted an incentive stock option under the Plan will not recognize taxable income at the time the option is granted or at the time the option is exercised. The optionee's basis in the shares acquired for cash upon exercise of an incentive stock option will be equal to the option price. However, the exercise of an incentive stock option will be an adjustment for purposes of the alternative minimum tax. For alternative minimum tax purposes, the exercise of an incentive stock option generally is treated the same as the exercise of a non-qualified stock option.

     If an optionee disposes of shares acquired pursuant to the exercise of an incentive stock option prior to meeting the required holding period (i.e., the disposition occurs within two years from the date of grant or one year from the date the shares were transferred to the optionee), the difference between the fair market value of the shares at the time of exercise (or the amount realized on disposition, if lower) and the option price will be taxable to the optionee as ordinary income and, assuming compliance by DST with tax reporting requirements and that the total compensation to such optionee is reasonable, deductible as compensation by DST in the year in which such disposition occurs (subject to any restrictions imposed by Section 162(m)). The balance of any gain, or any loss on such disposition, will be treated as capital gain or loss, provided the optionee holds the shares as a capital asset. If an optionee disposes of the shares after the required holding period, the optionee would realize long-term capital gain or loss (provided the optionee holds the shares as a capital asset), and DST would not be entitled to any income tax deduction either on the date of grant, the date of exercise or the date of disposition of the shares. A capital gain or loss is long-term if the optionee holds the stock for more than one year and short-term if the optionee holds the stock for one year or less.

     Under current rulings of the IRS, an optionee who pays the exercise price with DST Common Stock upon exercise of an incentive stock option will not recognize gain or loss with respect to the shares of stock surrendered in payment of the option price. The optionee's basis in the number of shares of stock received equal to the number of shares surrendered will be the same as the optionee's basis in the surrendered shares. The optionee's basis in any additional shares of stock received will be zero.

     If, however, an optionee exercises an incentive stock option by transferring shares of DST Common Stock acquired pursuant to the exercise of an option under an incentive stock option plan or other statutory stock option plan and the applicable holding period requirements are not met before the transfer, the transfer of such shares will be a "disposition" resulting in the recognition of taxable income to the optionee to the same extent as if the optionee had sold the transferred shares on the date of the transfer.

     Generally, a participant who is granted an Award (other than stock options and incentive stock options) will be taxed in accordance with Section 83 of the Code. The tax consequences applicable to any such award depend upon the particular terms and conditions of such award. Section 83 provides in general that if the property received is not subject to a substantial risk of forfeiture, the transfer of property to a participant in connection with the performance of services will be taxable at the time of transfer. If the property is subject to a substantial risk of forfeiture at the time of transfer, the transfer will not be taxable until the property is not subject to a substantial risk of forfeiture. The participant will be taxed on the fair market value of the property (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the first time the property is not subject to a substantial risk of forfeiture over the amount (if any) paid for the property. DST will receive a deduction in the taxable year within which a participant recognizes the corresponding taxable income assuming DST complies with tax reporting requirements and the total compensation paid to the participant in such taxable year was reasonable (subject to any restrictions imposed by Section 162(m)).

     If property is subject to a substantial risk of forfeiture, a participant may, unless prohibited by the DST Compensation Committee with respect to a specific grant, elect under Section 83(b) to pay tax at the time of the transfer of the property to the participant, but the value of the property is not reduced by reason of the substantial risk of forfeiture, and no tax deduction is allowed if the property is subsequently forfeited. Any election under Section 83(b) must be made not later than thirty days after the date of the transfer of the property to the participant.

             YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
                OF THE FIRST AMENDMENT TO THE DST SYSTEMS, INC.
                  1995 STOCK OPTION AND PERFORMANCE AWARD PLAN


              PROPOSAL 3 - RATIFICATION OF THE BOARD OF DIRECTORS'
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the DST Board has selected, the firm of Price Waterhouse LLP to serve as independent accountants to examine the consolidated financial statements of DST for the year 1997.

     Price Waterhouse LLP served as DST's independent  accountants for 1996.
As such, Price Waterhouse LLP performed professional services in connection with the examination of the consolidated financial statements of DST. Such services included examination of the consolidated financial statements of DST and of the financial statements of various subsidiaries, review of reports filed with the Securities and Exchange Commission ("SEC"), and review of control procedures of the mutual fund processing system of DST. In addition, Price Waterhouse LLP provided certain other accounting, auditing and tax services to DST and certain of its subsidiaries during 1996.

     Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

                    YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR"
                     RATIFICATION OF THE BOARD OF DIRECTORS'
                        SELECTION OF PRICE WATERHOUSE LLP


                                  OTHER MATTERS

     General Information. Attendance at the Annual Meeting of Stockholders is limited to stockholders of record on the Record Date or their properly appointed proxies, beneficial owners of DST's stock having evidence of such ownership, and guests of DST.

     DST will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees not specifically engaged or compensated for that purpose. DST has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost not expected to exceed $5,000 plus expenses.

     Brokers, dealers, banks, voting trustees, other custodians, and their nominees, are asked to forward soliciting materials to the beneficial record owners of shares, and, upon request, will be reimbursed by DST for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

     Stockholder Proposals.

     Stockholders may in the circumstances set forth below submit proposals for consideration at a stockholders' meeting. A proposal may either be specified in a notice of the meeting or otherwise properly brought before the meeting. As of the date of this Proxy Statement, no such notices have been received. However, if matters other than those set forth in this Proxy Statement do properly come before the Annual Meeting, the Proxy Committee intends to vote on such matters in accordance with its best judgment.

     Inclusion of Stockholder Proposals in the 1998 Annual Meeting Proxy Statement. Applicable laws and rules of the SEC govern the contents and timeliness of the notice to DST that must occur for inclusion of stockholder proposals in the proxy statement. If a stockholder desires to have a proposal included in DST's Proxy Statement for next year's annual meeting of stockholders, the Corporate Secretary of DST must receive such proposal on or before November 30, 1997, and the proposal must comply with the applicable SEC laws and rules.

     Notice to DST of Other Stockholder Proposals. Otherwise to bring a proposal before an annual meeting, a stockholder must comply with the By-laws provisions for giving notice of the proposal to DST. For the notice to be timely (other than a proposal requested to be set forth in the Proxy Statement, as noted above), the Corporate Secretary of DST must receive it not less than 60 days nor more than 90 days prior to the meeting at which the stockholders will consider the proposal; provided, however, that in the event that the DST Board designates the meeting to be held at a date other than the second Tuesday in May and gives notice of or publicly discloses the date of the meeting less than 60 days prior to its occurrence, the Corporate Secretary of DST must receive the notice not later than the close of business on the 15th day following the date of the notice or public disclosure of the meeting date, whichever first occurs.

     The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A stockholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of DST that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the stockholder giving the notice, (i) the name and address of the stockholder, and (ii) the class and number of shares of capital stock of DST which are beneficially owned by the stockholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected. DST may require any proposed nominee or stockholder proposing a nominee to furnish such other information as DST may reasonably require to properly complete any proxy or information statement used for the solicitation of proxies in connection with the meeting at which stockholders are to elect directors or to determine the eligibility of such proposed nominee to serve as a director of DST.

     A stockholder's notice concerning business other than nominating a director shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(b) the name and address of the stockholder proposing such business, (c) the class and number of shares of capital stock of DST which are beneficially owned by the stockholder and the name and address of record under which such stock is held, and (d) any material interest of the stockholder in such business. The Chairman of the Annual Meeting has the power to determine whether or not the proposed business is an appropriate subject for or was properly brought before the meeting.

     Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Exchange Act requires DST's directors and certain of its officers, and each person, legal or natural, who owns more than 10 percent of DST's Common Stock (a "Reporting Person"), to file reports of such ownership with the SEC, the NYSE and DST. Based solely on review of the copies of such reports furnished to DST, and written representations relative to the filing of certain forms, no Reporting Person was late in filing such reports for fiscal year 1996.



                                         By Order of the Board of Directors

                                         /s/ Robert C. Canfield

                                         Robert C. Canfield
                                         Senior Vice President, General Counsel
                                         and Secretary


Kansas City, Missouri
March 31, 1997

                                   APPENDIX A


                                 FIRST AMENDMENT
                                     TO THE
                                DST SYSTEMS, INC.
                  1995 STOCK OPTION AND PERFORMANCE AWARD PLAN


     The DST Systems, Inc. 1995 Stock Option And Performance Award Plan (the "Plan") as adopted September 1, 1995, is hereby amended as set forth herein, effective upon approval of this amendment by the stockholders of the Company at the Stockholders Meeting.

                                       I.

     Section 2(b) is amended to read as follows:

(b) "Award" means any Option, Stock Appreciation Right, Limited Right, Performance Share, Performance Unit, Restricted Stock, Shares, Dividend Equivalent or any other right, interest or option relating to Shares granted pursuant to the provisions of the Plan.

                                       II.

     Section 2(v) is amended to read as follows:

(v) "Performance Unit" means any grant pursuant to Section 8 hereof of (i) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goals specified by the Committee, or (ii) a unit valued by reference to a designated amount of property other than Shares.

                                      III.

     Section 2 is amended to add the following new Subsections (ac) and (ad) to the end thereof:

(ac) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee may deem appropriate, and which restriction shall provide that the Shares subject to such restriction shall be forfeited if the restriction does not lapse prior to such date or such event as the Committee may deem appropriate.

(ad) "Restricted Stock Award" means an award of Restricted Stock under
     Section 8A hereof.

                                       IV.

     Section 5 is amended to read as follows:

     Section 5.  Eligibility.

          Any   Employee   shall  be   eligible  to  be  selected  as  a
     Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock with respect to a number of Shares in any one (1) calendar year which, when added to the Shares subject to any other Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock granted to such Participant in the same calendar year shall exceed Four Hundred Thousand (400,000) Shares. If an Option, Limited Right, Stock Appreciation Right, or Performance Share is cancelled, the cancelled Option, Limited Right, Stock Appreciation Right or Performance Share continues to count against the maximum number of Shares for which an Option, Limited Right, Stock Appreciation Right or Performance Share may be granted to a Participant in any calendar year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by Section 4(c) hereof. No Participant may be granted Performance Units in any one (1) calendar year which when added to all other Performance Units granted to such Participant in the same calendar year shall exceed 300% of the Participant's annual base salary as of the first day of such calendar year (or, if later, as of the date on which the Participant becomes an Employee); provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any Participant.

                                       V.

     Section 6(c) is amended to read as follows:

(c) Exercisability. Options shall be exercisable at such time or times and subject to such exercise acceleration conditions (if any) as determined by the Committee at or subsequent to the grant, except as otherwise provided in Section 10(a).

                                       VI.

     Section 6(d) is amended to read as follows:

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, without limitation, payment by delivery of cash, Shares, Restricted Stock, or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares, Restricted Stock and other consideration as the Committee may specify in the applicable Award Agreement; provided, however, that if Restricted Stock is surrendered to pay the option price, an equal number of shares issued as a result of the option exercise shall be subject to the same restrictions.

                                      VII.

     A new subsection 6(g) is added to read as follows:

(g) Reload Options. If and to the extent the Committee expressly provides, at the time of grant or later, that the Participant shall have the right to receive reload options with respect to Non-Qualified Stock Options, the Participant shall receive reload options in accordance with and subject to the following terms and conditions:

     (i) Grant of the Reload Option; Number of Shares; Price. Subject to paragraph (ii) of this Subsection and, except as provided in paragraph (viii) hereof, to the availability of Shares to be optioned to the Participant under the Plan (including the limitations set forth in Section 5), if a Participant has an Option (the "original option") with reload rights and pays for the exercise of the original option by surrendering Shares or Restricted Stock (whether by means of delivering Shares or Restricted Stock previously held by the optionee or by delivering Shares or Restricted Stock simultaneously acquired on exercise of the original option), the Participant shall receive a new Option ("reload option") for the number of Shares or Restricted Shares so surrendered at an option price per Share equal to the Fair Market Value of a Share on the date of the exercise of the original option.

     (ii) Conditions to Grant of Reload Option. A reload option will not be granted: (A) if the Fair Market Value of a Share on the date of exercise of the original option is less than the exercise price of the original option; or (B) if the Participant is no longer an Employee of the Company or an Affiliate.

    (iii) Term of Reload Option. The reload option shall expire on the same date as the original option, or at such later date as the Committee may provide.

     (iv) Type of Option.  The reload option shall be a Non-Qualified Stock
          Option.

      (v) Additional Reload Options. Except as expressly provided by the Committee (at the time of the grant of the original option or reload option or later), reload options shall not include any right to subsequent reload options.

     (vi) Date of Grant, Vesting. The date of grant of the reload option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning from date of grant, except as otherwise provided by the Committee.

    (vii) Stock Withholding; Grants of Reload Options. If and to the extent permitted by the Committee, if the other requirements of this Subsection are satisfied, and if Shares are withheld or Shares surrendered for tax withholding pursuant to Section 13(g), a reload option will be granted for the number of Shares surrendered as payment for the exercise of the original option plus the number of Shares surrendered or withheld to satisfy tax withholding.

   (viii) Share Limits. Reload options shall not be counted against or as a reduction from the number of shares available for grant under Section 4 hereof because such grants are a substitute for Shares transferred to or withheld by the Company.

     (ix) Other Terms and Conditions. In connection with reload options for officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom. Except as otherwise provided in this Subsection, all the provisions of the Plan shall apply to reload options.

                                      VIII.

Section 8 is amended to read as follows:

     Section 8.  Performance Awards.

          Performance Awards may be issued hereunder to Participants in the form of Performance Shares or Performance Units, for no cash consideration or for such minimal cash consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The value represented by a Performance Share or Unit shall be payable to, or upon the exercise by, the Participant holding such Award, in whole or in part, following achievement of such performance goals during such Performance Period as determined by the Committee. Except as provided in Section 10, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, Restricted Stock, Options, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The length of the Performance Period, the performance criteria or levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. Notwithstanding the foregoing, an Award Agreement may condition the vesting or exercise of a Performance Award on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time of grant. To the extent determined by the Committee, when making Performance Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). Performance goals for Performance Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

                                       IX.

A new Section 8A is added immediately after Section 8 to read as follows:

     Section 8A.  Restricted Stock.

(a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The granting of Restricted Stock shall take place on the date the Committee decides to grant the Restricted Stock, or if the Restricted Stock Award provides that the grant of Restricted Stock is conditioned upon the achievement of performance goals specified in the Restricted Stock Award, on a date established by the Committee following the achievement of such performance goals.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company.

(c) Forfeiture. A Restricted Stock Award may condition the grant of Restricted Stock and/or the lapse of any restriction or restrictions on Restricted Stock on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time the Restricted Stock Award is made. To the extent determined by the Committee, when making Restricted Stock Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). Performance goals for Restricted Stock Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock;
     (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

          As soon as  practicable  following  the  lapse of the
     restrictions  on  Restricted   Stock,   unrestricted   Shares,
     evidenced  in  such  manner  as  the   Committee   shall  deem
     appropriate, shall be issued to the grantee.

          Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason before the restriction lapses, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant (who shall sign any document and take any other action required to assign such shares back to the Company) and reacquired by the Company.

                                       X.

         Except as otherwise expressly set forth herein, the Plan shall remain in full force and effect.

                                DST SYSTEMS, INC.
                  1995 STOCK OPTION AND PERFORMANCE AWARD PLAN
                    (marked to show the proposed amendment)*

* New language is shown by underscoring; deleted language is shown by strike-out.

Section 1.  Purpose.

     The purposes of the DST Systems, Inc. 1995 Stock Option and Performance Award Plan (the "Plan") are to generate an increased incentive for Employees of the Company to contribute to the Company's future success, to secure for the Company and its stockholders the benefits inherent in equity ownership by Employees of the Company and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified Employees upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. By encouraging Employees of the Company and its Affiliates to acquire a proprietary interest in the Company's growth and performance, the Company intends to more closely align the interests of the Company's Employees, management and stockholders and motivate Employees to enhance the value of the Company for the benefit of all stockholders.

Section 2.  Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a)      "Affiliate" means (i) any Person that directly, or through one
              (1) or more intermediaries, controls, or is controlled by, or is under common control with, the Company, (ii) any entity in which the Company has an equity interest of at least fifty percent (50%), and (iii) any entity in which the Company has any other significant equity interest, as determined by the Committee.


     (b) "Award" means any Option, Stock Appreciation Right, Limited Right, Performance Share, Performance Unit, Restricted Stock, Shares, Dividend Equivalent, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.


     (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted hereunder and signed by both the Company and the Participant or by both the Company and an Outside Director.

     (d)      "Board" means the Board of Directors of the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Section 3 hereof. The Committee shall consist of not less than three (3) directors, each of whom is a Disinterested Person within the meaning of Rule 16b-3 and an outside director within the meaning of Code
              Section 162(m). Until the date of completion of the Public Offering, the KCSI Compensation and Organization Committee shall serve as the Committee authorized to administer this Plan.

     (g)      "Company" means DST Systems, Inc., a Delaware corporation.

     (h)      "Dividend Equivalent" means any right granted pursuant to
              Section 13(f) hereof.

     (i) "Employee" means any management employee or employee with long standing service with the Company or of any Affiliate, as determined by the Committee, regularly employed for more than twenty (20) hours per week and more than five (5) months per year.

     (j) "Exchange Act" means the Securities and Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

     (k) "Fair Market Value" means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (l) "Incentive Stock Option" means an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (m) "KCSI" means Kansas City Southern Industries, Inc., a Delaware corporation.

     (n) "Limited Right" means any right granted to a Participant pursuant to Section 7(b) hereof.

     (o)      "Non-Qualified  Stock  Option"  means an Option  granted under
              Section 6 hereof that is not intended to be an Incentive Stock Option, and an Option granted to an Outside Director pursuant to Section 9 hereof.

     (p)      "Option" means an Incentive Stock Option or Non-Qualified Stock
              Option.

     (q) "Outside Director" means a member of the Board who is not an Employee of the Company or of any Affiliate.

     (r) "Participant" means an Employee who is selected to receive an Award under the Plan.

     (s) "Performance Award" means any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

     (t) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

     (u) "Performance Share" means any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares.


     (v) "Performance Unit" means any grant pursuant to Section 8 hereof of (i) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any performance goals specified by the Committee, or (ii) a unit valued by reference to a designated amount of property other than Shares.


     (w)      "Person"  means  any  individual,  corporation,   partnership,
              association,   joint-stock  company,   trust,   unincorporated
              organization, or government or political subdivision thereof.

     (x) "Public Offering" means a public offering of Shares of the Company which results in a reduction of KCSI's ownership of Shares to less than eighty percent (80%).

     (y) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

     (z) "Shares" means shares of the common stock of the Company, one cent ($.01) par value.

     (aa) "Stock Appreciation Right" means any right granted to a Participant pursuant to Section 7(a)hereof.

     (ab) "Stockholders Meeting" means the annual meeting of stockholders of the Company in each year.


     (ac) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee may deem appropriate, and which restriction shall provide that the Shares subject to such restriction shall be forfeited if the restriction does not lapse prior to such date or such event as the Committee may deem appropriate.

    (ad)     "Restricted Stock Award" means an award of Restricted Stock under
             Section 8A hereof.



Section 3.  Administration.

     The Plan shall be administered by the Committee. Subject to applicable law and the terms of the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by or with respect to which payments, rights, or other matters are to be calculated in connection with each Award; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant or the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Subject to the terms of the Plan (including without limitation Section 11 hereof), the Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company or an Affiliate. Unless otherwise expressly provided in the Plan, all determinations, designations, interpretations, and other decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any Employee of the Company or of any Affiliate. All determinations of the Committee shall be made by a majority of its members. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other officers of the Company under such conditions and/or limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards, or otherwise take any action with respect to Awards, to Participants who are (i) officers or directors of the Company for purposes of Section 16 of the Exchange Act; or (ii) Participants who are "covered employees" under Section 162(m) of the Code. Notwithstanding the above, the Committee shall not have any discretion with respect to the Options granted to Outside Directors pursuant to Section 9 hereof.

Section 4.  Shares Subject to the Plan.

     (a) Subject to adjustment as provided in Section 4(c), a total of Six Million (6,000,000) Shares shall be available for the grant of Awards under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. In addition, to the extent permitted by Section 422 of the Code, any Shares issued by, and any Awards granted by or that become obligations of, the Company through or as the result of the assumption of outstanding grants or the substitution of Shares under outstanding grants of an acquired company shall not reduce the Shares available for grants under the Plan (except in the case of Awards granted to Participants who are officers or directors of the Company to the extent required by Section 16 of the Exchange Act).

     (b)     For purposes of this Section 4,

             (i) If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

            (ii) Dividend Equivalents and Awards not denominated in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan; and

           (iii) Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards under other Company plans may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

     (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split, reverse stock split, merger, reorganization, consolidation, recapitalization, split-up, spin-off, repurchase, exchange of shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may: (i) make adjustments in the aggregate number and class of shares or property which may be delivered under the Plan and may substitute other shares or property for delivery under the Plan, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares; and (ii) make adjustments in the number, class and option price of shares or property subject to outstanding Awards and Options granted under the Plan, and may substitute other shares or property for delivery under outstanding Awards and Options, including shares of another entity which is a party to any such merger, reorganization, consolidation or exchange of shares, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of Shares subject to any Award or Option shall always be a whole number. The preceding sentence shall not limit the actions which may be taken by the Committee under Section 10 of the Plan. No adjustment shall be made with respect to Awards of Incentive Stock Options that would cause the Plan to violate Section 422 of the Code, and the number and price of shares subject to outstanding Options granted to Outside Directors pursuant to Section 9 hereof shall be subject to adjustment only as set forth in Section 9.

Section 5.  Eligibility.


     Any Employee shall be eligible to be selected as a Participant. Notwithstanding any other provision of the Plan to the contrary, no Participant may be granted an Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock with respect to a number of Shares in any one
(1) calendar year which, when added to the Shares subject to any other Option, Limited Right, Stock Appreciation Right, Performance Shares, Shares or Restricted Stock granted to such Participant in the same calendar year shall exceed Four Hundred Thousand (400,000) Shares. If an Option, Limited Right, Stock Appreciation Right, or Performance Share is cancelled, the cancelled Option, Limited Right, Stock Appreciation Right or Performance Share continues to count against the maximum number of Shares for which an Option, Limited Right, Stock Appreciation Right or Performance Share may be granted to a Participant in any calendar year. All Shares specified in this Section 5 shall be adjusted to the extent necessary to reflect adjustments to Shares required by
Section 4(c) hereof. No Participant may be granted  Performance Units in any one
(1) calendar year which when added to all other Performance Units granted to such Participant in the same calendar year shall exceed 300% of the Participant's annual base salary as of the first day of such calendar year (or, if later, as of the date on which the Participant becomes an Employee); provided, however, that no more than $1,000,000 of annual base salary may be taken into account for purposes of determining the maximum amount of Performance Units which may be granted in any calendar year to any Participant.



Section 6.  Stock Options.

     Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Options may be Incentive Stock Options within the meaning of Section 422 of the Code or Non-Qualified Stock Options (i.e., stock options which are not Incentive Stock Options), or a combination thereof. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

     (a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the effective date of the grant of the Option (or, if the Committee so determines, in the case of any Option retroactively granted in tandem with or in substitution for another Award or any outstanding Award granted under any other plan of the Company, on the effective date of grant of such other Award or award under another Company plan).

     (b) Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; except as provided below for Incentive Stock Options.


     (c) Exercisability. Options shall be exercisable at such time or times and subject to such exercise acceleration conditions (if any) as determined by the Committee at or subsequent to grant; except as otherwise provided in Section 10(a).

     (d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms as the Committee shall determine, including, without limitation, payment by delivery of cash, Shares, Restricted Stock, or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares, Restricted Stock and other consideration as the Committee may specify in the applicable Award Agreement; provided, however, that if Restricted Stock is surrendered to pay the option price, an equal number of shares issued as a result of the option exercise shall be subject to the same restrictions.


     (e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company as defined in Section 424 of the Code) shall not exceed One Hundred Thousand Dollars ($100,000) or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The option price per Share purchasable under an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Share on the date of grant of the Option. Each Incentive Stock Option shall expire not later than ten (10) years from its date of grant. No Incentive Stock Option shall be granted to any Participant if at the time the Option is granted such Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries unless (i) the option price per Share is at least one hundred and ten percent (110%) of the Fair Market Value of the Share on the date of grant, and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

     (f) Form of Settlement. In its sole discretion, the Committee may provide at the time of grant that the Shares to be issued upon an Option's exercise shall be in the form of Shares subject to restrictions as the Committee may determine, or other similar securities, or may reserve the right so to provide after the time of grant.


     (g) Reload Options. If and to the extent the Committee expressly provides, at the time of grant or later, that the Participant shall have the right to receive reload options with respect to Non-Qualified Stock Options, the Participant shall receive reload options in accordance with and subject to the following terms and conditions:

             (i) Grant of the Reload Option; Number of Shares; Price. Subject to paragraph (ii) of this Subsection and, except as provided in paragraph (viii) hereof, to the availability of Shares to be optioned to the Participant under the Plan (including the limitations set forth in Section 5), if a Participant has an Option (the "original option") with reload rights and pays for the exercise of the original option by surrendering Shares or Restricted Stock (whether by means of delivering Shares or Restricted Stock previously held by the optionee or by delivering Shares or Restricted Stock simultaneously acquired on exercise of the original option), the Participant shall receive a new Option ("reload option") for the number of Shares or Restricted Shares so surrendered at an option price per Share equal to the Fair Market Value of a Share on the date of the exercise of the original option.

             (ii) Conditions to Grant of Reload Option. A reload option will not be granted: (A) if the Fair Market Value of a Share on the date of exercise of the original option is less than the exercise price of the original option; or (B) if the Participant is no longer an Employee of the Company or an Affiliate.

             (iii) Term of Reload Option. The reload option shall expire on the same date as the original option, or at such later date as the Committee may provide.

             (iv) Type of Option. The reload option shall be a Non-Qualified Stock Option.

             (v) Additional Reload Options. Except as expressly provided by the Committee (at the time of the grant of the original option or reload option or later), reload options shall not include any right to subsequent reload options.

             (vi) Date of Grant, Vesting. The date of grant of the reload option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning from date of grant, except as otherwise provided by the Committee.

             (vii) Stock Withholding; Grants of Reload Options. If and to the extent permitted by the Committee, if the other requirements of this Subsection are satisfied, and if Shares are withheld or Shares surrendered for tax withholding pursuant to Section 13(g), a reload option will be granted for the number of Shares surrendered as payment for the exercise of the original option plus the number of Shares surrendered or withheld to satisfy tax withholding.

             (viii) Share Limits. Reload options shall not be counted against or as a reduction from the number of shares available for grant under Section 4 hereof because such grants are a substitute for Shares transferred to or withheld by the Company.

             (ix) Other Terms and Conditions. In connection with reload options for officers who are subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Exchange Act and the rules and regulations thereunder, or in order to obtain any exemption therefrom. Except as otherwise provided in this Subsection, all the provisions of the Plan shall apply to reload options.


Section 7.  Stock Appreciation and Limited Rights.

     (a) Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under
             Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted and must have a grant price equal to the option price of such Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. Any Stock Appreciation Right related to an Option shall be exercisable to the extent, and only to the extent, that the related Option is exercisable. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or with respect to any right related to an Option other than an Incentive Stock Option, at any time during a specified period before or after the date of exercise as determined by the Committee over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one (1) Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award), multiplied by the number of Shares as to which the holder is exercising the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (b) Limited Rights may be granted hereunder to Participants only with respect to an Option granted under Section 6 hereof or a stock option granted under another plan of the Company. The provisions of Limited Rights need not be the same with respect to each recipient. Any Limited Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Limited Right related to an Incentive Stock Option must be granted at the same time such Option is granted. A Limited Right shall terminate and no longer be exercisable upon termination or exercise of the related Option, except that a Limited Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Limited Right. Any Option related to any Limited Right shall no longer be exercisable to the extent the related Limited Right has been exercised. Any Limited Right shall be exercisable to the extent, and only to the extent, the related Option is exercisable and only during the three (3) month period immediately following a Change in Control of the Company (as defined in Section 10 hereof). The Committee may impose such other conditions or restrictions on the exercise of any Limited Right as it shall deem appropriate. Subject to the terms of the Plan and any applicable Award Agreement, a Limited Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, an amount equal to the excess of (i) the Fair Market Value of one (1) Share on the date of exercise or if greater and only with respect to any Limited Right related to an Option other than an Incentive Stock Option, the highest price per Share paid in connection with any Change in Control of the Company, over (ii) the option price of the related Option, multiplied by the number of Shares as to which the holder is exercising the Limited Right. The amount payable to the holder shall be paid by the Company in cash. Subject to the terms of the Plan and any applicable Award Agreement, the terms and conditions of any Limited Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Limited Right as it may deem appropriate.

Section 8.  Performance Awards.


     Performance  Awards may be issued hereunder to Participants in the form of Performance Shares or Performance Units, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The value represented by a Performance Share or Unit shall be payable to, or upon the exercise by, the Participant holding such Award, in whole or in part, following achievement of such performance goals during such Performance Period as determined by the Committee. Except as provided in Section 10, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, Restricted Stock, Options, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The length of the Performance Period, the performance criteria or levels to be achieved for each Performance Period, and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis. Notwithstanding the foregoing, an Award Agreement may condition the vesting or exercise of a Performance Award on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time of grant. To the extent determined by the Committee, when making Performance Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code
Section 162(m). Performance goals for Performance Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock;
(ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity;
(ix) attainment during the Performance Period of a specified level of the Company's return on assets; or (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.



Section 8A.  Restricted Stock.

     (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The granting of Restricted Stock shall take place on the date the Committee decides to grant the Restricted Stock, or if the Restricted Stock Award provides that the grant of Restricted Stock is conditioned upon the achievement of performance goals specified in the Restricted Stock Award, on a date established by the Committee following the achievement of such performance goals.

     (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, and shall be held in escrow by the Company.

      (c) Forfeiture. A Restricted Stock Award may condition the grant of Restricted Stock and/or the lapse of any restriction or restrictions on Restricted Stock on any combination of the achievement of one or more performance goals and/or the completion of a specified period of service as the Committee shall determine at the time the Restricted Stock Award is made. To the extent determined by the Committee, when making Restricted Stock Awards the Committee shall adopt performance goals, certify completion of such goals and comply with any other Code requirements necessary to be in compliance with the performance-based compensation requirements of Code Section 162(m). Performance goals for Restricted Stock Awards may be based, in whole or in part, on one or more of the following performance-based criteria or such other criteria as the Committee may determine: (i) attainment during the Performance Period of a specified price per share of the Company's common stock; (ii) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth in the price per share of the Company's common stock; (iii) attainment during the Performance Period of a specified level of the Company's earnings or earnings per share of the Company's common stock; (iv) attainment during the Performance Period of a specified rate of growth or increase in the amount of growth of the Company's earnings or earnings per share of the Company's common stock; (v) attainment during the Performance Period of a specified level of the Company's cash flow or cash flow per share of the Company's common stock; (vi) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's cash flow or cash flow per share of the Company's common stock; (vii) attainment during the Performance Period of a specified level of the Company's return on equity; (viii) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on equity; (ix) attainment during the Performance Period of a specified level of the Company's return on assets; or
             (x) attainment during the Performance Period of a specific rate of growth or increase in the amount of growth of the Company's return on assets.

                  As soon as  practicable  following  the  lapse of the
             restrictions  on  Restricted   Stock,   unrestricted   Shares,
             evidenced  in  such  manner  as  the   Committee   shall  deem
             appropriate, shall be issued to the grantee.

                  Except as otherwise  determined  by the  Committee at
             the time of grant, upon termination of employment for any reason before the restriction lapses, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant (who shall sign any document and take any other action required to assign such shares back to the Company) and reacquired by the Company.


Section 9.  Outside Directors' Options.

     (a) Grant of Options. Immediately prior to the Public Offering, and when an Outside Director first takes a position on the Board after the Public Offering, the Outside Director shall receive an Option to purchase Eight Thousand (8,000) Shares. On the date of each Stockholders' Meeting, each Outside Director shall automatically be granted an Option to purchase Four Thousand (4,000) Shares; provided, however, that an Outside Director shall not be entitled to receive and shall not be granted any such Option on the date of any particular Stockholders' Meeting if he will not continue to serve as an Outside Director immediately following such Stockholders' Meeting. An Outside Director who first takes a position on the Board at the annual Stockholders' Meeting shall be entitled to receive the Eight Thousand (8,000) Share initial service Option plus the Four Thousand (4,000) Share Option granted at that Stockholders' Meeting to each Outside Director. All such Options shall be non-qualified stock options. The price at which each Share covered by such Options may be purchased shall be one hundred percent (100%) of the fair market value of a Share on the date the Option is granted. Fair market value for purposes of this
            Section 9 shall be deemed to be the average of the high and low prices of the Shares as reported on the New York Stock Exchange Composite Transactions tape on the day the Option is granted or, if no sale of Shares shall have been made on that day, the next preceding day on which there was a sale of Shares. For purposes of Options granted immediately prior to the Public Offering, the Fair Market Value of the Shares subject to such Options shall be the offering price at which Shares are first sold in the Public Offering.

     (b) Exercise of Options. Except as set forth in this Section 9, all Shares subject to an Option granted to an Outside Director shall become exercisable as follows: fifty percent (50%) on the day preceding the date of the first Stockholders' Meeting after the date of the grant of the Option; twenty-five percent (25%) on the day preceding the date of the second Stockholders' Meeting after the date of grant of the Option; and the remaining twenty-five percent (25%) on the day preceding the third Stockholders' Meeting after the date of grant of the Option. However, no Option shall be exercisable more than ten (10) years after the date of grant. Options may be exercised by an Outside Director during the period that: (i) the Outside Director remains a member of the Board; (ii) for a period of one (1) year after ceasing to be a member of the Board by reason of death; (iii) for the remaining term of the Option in the event of an Outside Director's disability; (iv) for the remaining term of the Option if the Outside Director retires
            (as defined below) from the Board; or (v) for a period of ninety
            (90) days after ceasing to be a member of the Board for reasons other than retirement, death or disability; however, only those Options exercisable at the date the Outside Director ceases to be a member of the Board shall remain exercisable. All Options held by an Outside Director shall become exercisable immediately prior to termination of the Outside Director's service on the Board by reason of an Outside Director's death, disability or retirement, except that Options shall not be exercisable earlier than six (6) months from the date of grant to the extent required by Section 16(b) of the Exchange Act. For purposes of this Section 9, "retire" or "retirement" shall mean discontinuance of service as a director after the director has reached age sixty (60) and has at least five
            (5) years or more of service on the Board. Notwithstanding any provision herein to the contrary, no Option hereunder shall be exercisable more than ten (10) years after the date of grant. All Options shall immediately become exercisable in the event of a Change in Control, as hereinafter defined, except that Options shall not be exercisable earlier than six (6) months from the date of grant to the extent required by Section 16 of the Exchange Act.

                 If a former  Outside  Director  shall die  holding an
            Option that has not expired and has not been fully exercised, the Option shall remain exercisable until the later of one (1) year after the date of death or the end of the period in which the former Outside Director could have exercised the Option had he not died, but in no event shall the Option be exercisable more than ten (10) years after the date of grant. In the event of the death of an Outside Director or former Outside Director, his Options shall be exercisable only to the extent that they were exercisable at his date of death and only by the executor or administrator of the Outside Director's estate, by the person or persons to whom the Outside Director's rights under the Option shall pass under the Outside Director's will or the laws of descent and distribution, or by a beneficiary designated in writing in accordance with Section 13(a) hereof.

     (c) Payment. An Option granted to an Outside Director shall be exercisable only upon payment to the Company of the full purchase price of the Shares with respect to which the Option is being exercised. Payment for the Shares shall be in United States dollars, payable in cash or by check or by delivery of Shares having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash and Shares.

     (d) Adjustment of Options. In the event there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the Shares of the Company are changed into or become exchangeable for a larger or smaller number of Shares, thereafter the number of Shares subject to outstanding Options and the number of Shares subject to Options to be granted to Outside Directors pursuant to the provisions of this Section 9 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such change in corporate structure; provided, that the number of Shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased.

Section 10.  Change in Control.

     (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award (except Options granted pursuant to Section 9), either at the time an Award is made hereunder or any time thereafter, take any one (1) or more of the following actions: (i) provide for the purchase by the Company of any such Award, upon the Participant's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. In the event of a Change of Control, there shall be an automatic acceleration of any time periods relating to the exercise or realization of any such Award and all performance award standards shall be deemed satisfactorily completed without any action required by the Committee so that such Award may be exercised or realized in full on or before a date fixed by the Committee, except no Award shall be exercisable earlier than six (6) months after the date of grant to the extent required by Section 16 of the Exchange Act. The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

     (b) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board of Directors of the Company shall be individuals who fall into any of the following categories: (A) individuals who were members of such Board on September 1, 1995; or (B) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of such Board on September 1, 1995; or (C) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in
            (A) or (B) above, or (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become, according to a public announcement or filing, without the prior approval of the Board of Directors of the Company, the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing forty percent (40%) or more (calculated in accordance with Rule 13(d)-3) of the combined voting power of the Company's then outstanding voting securities (such "person" hereafter referred to as a "Major Stockholder"); or (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, or a Major Stockholder shall have proposed any such transaction, unless such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of the Company who are individuals falling into any combination of the following categories: (A) individuals who were members of such Board of Directors on September 1, 1995, or (B) individuals whose election or nomination for election by the Company's stockholders was approved by at least seventy-five percent (75%) of the members of the Board of Directors then still in office who are members of the Board of Directors on September 1, 1995, or (C) individuals whose election, or nomination for election by the Company's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in manner described in (A) or (B) above.

Section 11.  Amendments and Termination.

     The Board may amend, alter, suspend, discontinue, or terminate the Plan, but no amendment, alteration, suspension, discontinuation, or termination shall be made that would impair the rights of an optionee or Participant under an Award theretofore granted, without the optionee's or Participant's consent. In addition, no amendment shall be effective without the approval of stockholders as may be required by Section 16 of the Exchange Act or Section 162(m) of the Code as the case may be, including to:

     (a) materially increase the total number of Shares available for Awards under the Plan, except as is provided in Section 4(c) of the Plan;

     (b) materially increase benefits accruing to Participants under the Plan;

     (c) materially modify the requirements as to eligibility for participation in the Plan;

     (d) change in any way the Options provided for in Section 9 of the Plan; or

     (e)    cause the Plan not to comply with Section 162(m) of the Code.

     However, in no event, shall the provisions relating to the timing, amount and exercise price of Options provided for in Section 9 of the Plan be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     The Committee may amend the terms of any Award theretofore granted (except Options granted pursuant to Section 9 hereof), prospectively or retroactively, and may also substitute new Awards for Awards previously granted under this Plan or for awards granted under any other compensation plan of the Company or an Affiliate to Participants, including without limitation previously granted Options having higher option prices, but no such amendment or substitution shall impair the rights of any Participant without his consent.

     The Committee shall be authorized, without the Participant's consent, to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of events that it deems in its sole discretion to be unusual or nonrecurring that affect the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent the dilution or enlargement of benefits or potential benefits under the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. Notwithstanding the above, the Committee shall not have the right to make any adjustments in the terms or conditions of Options granted pursuant to Section 9.

Section 12.  Termination of Employment and Noncompetition.

     The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award (other than an Option granted pursuant to Section 9) shall be canceled or suspended and shall promulgate rules and regulations to (i) determine what events constitute disability, retirement, termination for an approved reason and termination for cause for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. If a Participant's employment with the Company or an Affiliate is terminated for cause, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Agreement provides otherwise. In addition, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or any Affiliate, or with any business in which the Company or any Affiliate has a substantial interest as determined by the Committee or such officers or committee of senior officers to whom the authority to make such determination is delegated by the Committee.

Section 13.  General Provisions.

     (a) Nonassignability. No Award shall be assignable or transferable by a Participant or an Outside Director otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant or Outside Director may, pursuant to a written designation of beneficiary filed with and approved by the Committee prior to his death, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant or Outside Director. Each Award shall be exercisable during the lifetime of the Participant or the Outside Director, only by the Participant or the Outside Director or, if permissible under applicable law, by the guardian or legal representative of the Participant or Outside Director.

     (b) Terms. Except for Options granted pursuant to Section 9, the term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option or any Stock Appreciation or Limited Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

     (c) Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan.

     (d) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     (e) Restrictions. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (f) Dividend Equivalents. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award, but excluding Options granted pursuant to Section 9) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

     (g) Withholding. The Company shall be authorized to withhold from any Award granted, payment due or shares or other property transferred under the Plan the amount of income, withholding and payroll taxes due and payable in respect of an Award, payment or shares or other property transferred hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company may require the Participant or Outside Director to pay to it such tax prior to and as a condition of the making of such payment or transfer of Shares or property under the Plan. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes due or payable in respect of an Award by withholding from any payment of Shares due as a result of such Award, or by permitting the Participant to deliver to the Company, Shares having a fair market value, as determined by the Committee, equal to the amount of such taxes.

     (h) Deferral of Awards. At the discretion of the Committee, payment of a Performance Dividend Equivalent or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery on a form provided by the Company of a written, irrevocable election by the Participant prior to such time payment would otherwise be made. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit Dividend Equivalents on deferred payments denominated in the form of Shares.

     (i) No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required and such arrangements may be either generally applicable or applicable only in specific cases.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

     (k) Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the employment of a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (p) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails to so comply, the Committee may deem, for such persons, such provision or action null and void to the extent permitted by law.

Section 14.  Effective Date of Plan.

     The Plan shall be effective as of September 1, 1995, subject to approval of the Plan by the Company's stockholders.

Section 15.  Term of Plan.

     No Award shall be granted pursuant to the Plan after August 31, 2005, but any Award theretofore granted may extend beyond that date.

APPENDIX - FORM OF PROXY


       IF MARKING BOXES,
  X    FOLLOW THIS EXAMPLE
 ___   To vote in  accordance  with the Board of  Directors'  recommendations please sign and date below; you need not mark any boxes.

____________________________________________________

                  DST SYSTEMS, INC.
____________________________________________________      1.     Election of Two Directors.              With-  For All
                                                                                                  For    hold    Except
The DST Board of Directors has appointed Messrs. Thomas A.
McDonnell, Robert C. Canfield and Kenneth V. Hager to act            THOMAS A. McCULLOUGH
as the Proxy Committee, each with the power to appoint his             WILLIAM C. NELSON          ___     ___     ___
substitute.  By signing this card, you are (1) authorizing
such Proxy Committee to represent and to vote at the Annual      NOTE:  IF YOU DO NO WISH YOUR SHARES VOTED "FOR" A
Meeting of Stockholders to be held on May 13,1997, or any        PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
adjournment thereof, in the manner you specify  hereon,  all     STRIKE A LINE THROUGH THE NOMINEE'S NAME.  YOUR SHARES
the shares of common stock of DST Systems, Inc. you held of      WILL BE VOTED FOR THE REMAINING NOMINEE.
record on March 17, 1997; and (2) acknowledging that you have read the statements set forth onthe reverse of this Proxy
Card.                                                                                             For  Against  Abstain

                RECORD DATE SHARES:                       2.     Approval of the First Amendment
                                                                 to the DST Systems, Inc. 1995
                                                                 Stock Option and Performance
                                                                 Award Plan.                      ___     ___     ___

                                                          3.     Ratification of the Selection of
                                                                 Price Waterhouse LLP to serve
                                                                 as DST's independent accountants.___     ___     ___


                                                                 Mark box at right if you plan to attend the
                                                                 Annual Meeting of Stockholders.                  ___

                                                                 Mark box at right if an address change has
                                                                 been noted on the reverse of this Proxy Card.    ___

Please be sure to sign exactly as your name appears above
and date this Proxy Card.                   Date                 All joint owners should sign.  Executors, administrators,
                                                                 trustees, guardians, attorneys-in-fact and officers of
         Stockholder sign here              Co-owner sign here   corporate stockholders should indicate the capacity in
                                                                 which they are signing.

DETACH CARD                                                          DETACH CARD

                                                     DST SYSTEMS, INC.

       Dear Stockholder:

       Important matters set forth in the enclosed proxy materials require your immediate attention and approval. Your vote counts, and DST strongly encourages you to exercise your right to vote your shares. Please sign the Proxy Card, detach it, and promptly return it in the enclosed postage paid envelope. Thank you in advance for considering these matters.

       Sincerely,

       DST Systems, Inc.

COMMON                                                                   COMMON


                                DST SYSTEMS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 13, 1997

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR each of the proposals listed on the reverse side of this Proxy Card. Each has been proposed by DST Systems, Inc., and none is related to or conditioned on the approval of any other proposal.

Unless you withhold authority to vote for any nominee for director, you authorize the Proxy Committee to vote this proxy cumulatively and, in the event other persons are nominated for director, you authorize the Proxy Committee to vote for less than all of the nominees for director if such a vote appears necessary to elect the maximum number of Board of Director nominees.

You confer authority on the Proxy Committee to vote in its discretion upon such other business as may properly come before the Annual Meeting. You may revoke this proxy in the manner described in the Proxy Statement dated March 31, 1997, receipt of which you hereby acknowledge.

IF YOU DO NOT SPECIFY HOW YOU AUTHORIZE THE PROXY COMMITTEE TO VOTE ON THE POPOSALS, YOU AUTHORIZE IT TO VOTE FOR THE NOMINEES NAMED HEREIN AND FOR PROPOSALS 2 AND 3.


 PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________





       IF MARKING BOXES,
  X    FOLLOW THIS EXAMPLE
 ___
___________________________________________________

                  DST SYSTEMS, INC.
___________________________________________________   1.  Election of Two Directors.        With-   For All
                                                                                     For    hold    Except

                                                             THOMAS A McCULLOUGH
                                                              WILLIAM C. NELSON
                                                                                     ___     ___     ___

                                                          NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A
                                                          PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
                                                          STRIKE A LINE THROUGH THE NOMINEE'S NAME.  YOUR SHARES
                                                          WILL BE VOTED FOR THE REMAINING NOMINEE.


                                                                                     For   Against  Abstain

         RECORD DATE SHARES:                          2.  Approval of the First
                                                          Amendment to the DST
                                                          Systems, Inc. 1995
                                                          Stock Option and
                                                          Performance Award Plan.    ___     ___     ___

                                                      3.  Ratification of the
                                                          Selection of Price
                                                          Waterhouse LLP to serve
                                                          as DST's independent
                                                          accountants.               ___     ___     ___


                                                          Mark box at right if you plan to attend
                                                          the Annual Meeting of Stockholders.        ___

                                                          Mark box at right if an address change
                                                          has been noted on the reverse of this
                                                          Instruction Card.                          ___
Please be sure to sign exactly as your name appears
above and date this Instruction Card.
                               Date
                                                           Your signature acknowledges that you
                                                           have read the reverse of this
                                                           Instruction Card.
         Stockholder sign here

DETACH CARD                                                          DETACH CARD
                                DST SYSTEMS, INC.

          Dear ESOP Participant:

          Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

          DST strongly encourages you to exercise your right to instruct the Trustee of The Employee Stock Ownership Plan ("ESOP") how to vote the shares allocated to your ESOP account. Your vote counts.

          Please mark the boxes on this Instruction Card to indicate how the Trustee shall vote your shares. Then sign the Instruction Card, detach it, and promptly return it. PLEASE USE THE ENCLOSED POSTAGE PAID ENVELOPE AND DO NOT RETURN THIS CARD TO THE COMPANY AS YOUR VOTE IS CONFIDENTIAL.

          Thank you in advance for considering these matters.

          Sincerely,

          DST Systems, Inc.


ESOP                                                                       ESOP


                                DST SYSTEMS, INC.
                  ANNAUL MEETING OF STOCKHOLDERS - MAY 13, 1997

               CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A.
               AS TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN


The Trustee of The Employee Stock Ownership Plan ("ESOP") seeks your instruction on how to vote your shares on the proposals listed on the reverse side of this Instruction Card. Each has been proposed by DST Systems, Inc., and none is related to or conditioned on the approval of any other proposal.

By signing this Instruction Card, you direct that the voting rights pertaining to shares of common stock of DST Systems, Inc. held by the Trustee and allocated to your ESOP account shall be exercised, as specified herein by you, at the Annual Meeting of Stockholders to be held on May 13, 1997, or any adjournment thereof, and in the Trustee's discretion on all other matters that are properly brought before the Annual Meeting of Stockholders. You may revoke your instruction in the manner described in the Proxy Statement dated May 31, 1997, receipt of which you hereby acknowledge.

IF YOU SPECIFY NO CHOICE OR FAIL TO RETURN THIS INSTRUCTION CARD, THE TRUSTEE WILL VOTE SHARES ALLOCATED TO YOUR ESOP ACCOUNT IN THE SAME PROPORTION AS THE SHARES HELD BY THE ESOP FOR WHICH THE TRUSTEE RECEIVES VOTING INSTRUCTIONS.


 PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________